UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  4/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2017 OppenheimerFunds The Right Way to Invest Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	6.94%	10.87%	6.53%	2.48%
Class A Shares of the Fund with Sales Charge	0.79	4.50	5.27	1.87
MSCI All Country World Index	11.76	15.14	8.96	3.71
S&P 500 Index	13.32	17.92	13.68	7.15
Reference Index	6.82	9.67	6.90	4.41
Bloomberg Barclays Global Aggregate Bond Index, Hedged	-0.27	1.60	3.44	4.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.94% during the reporting period. The Fund outperformed its Reference Index (the “Reference Index”), a customized weighted index currently comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index, Hedged, which returned 6.82%.

MARKET OVERVIEW

The world experienced a major unexpected event in early November, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets began to price in optimism on fiscal spending and potential for broad reforms as it became clear the Republican Party would control the Presidency, and have controlling majorities in the House and Senate. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

Central banks slightly reduced monetary stimulus during December, though the moves were generally well telegraphed and were taken positively by markets. The most notable was the U.S. Federal Reserve (the “Fed”), who hiked rates (as widely expected) for the first time since December 2015. The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated.

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations.

Economic data continued to show signs that the global slowdown evident in early 2016 is abating.

Donald Trump was sworn in as the new U.S. President at the end of January and promptly began pushing against long-held U.S. policies, including bans on immigration and improved regulatory environment for pipelines.

Markets generally traded on a positive note during February, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

European political issues remained near the surface. Predictions of “Frexit” and the demise of the euro emerged. These fears eased after the period ended with the election of Emmanuel Macron.

As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike. The Fed followed through on

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their comments and hiked its short-term rates in March for the third time since the financial crisis, marking an increase in the pace of rate moves.

By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers.

Market activity was relatively subdued in April, and trading levels remained in recent ranges. There were a couple of key developments, including slowing global momentum in key economic measures, balanced by more positive outcomes from French elections and the start of U.S. earnings season.

FUND REVIEW

During the reporting period, the equity security selection component of the Fund’s investment process was the largest contributor to relative performance versus the Reference Index. This was driven mostly by widespread outperformance of our international and domestic equity strategies. Our global developed equity strategy had outperformance relative to the MSCI All Country World Index during the period, driven by favorable stock selection across sectors. The developed international growth equity strategy experienced outperformance driven mostly by stock selection in the Health Care sector. Our developed international value equity strategy, which helps to reduce our growth and momentum style tilt, was also a positive contributor to performance. In the domestic equity component, our large-cap core strategy was the largest contributor to performance followed by our large-cap value and large-cap growth strategies. Overall, it was favorable period for our bottom-up equity strategies.

With respect to asset allocation at the end of the period, the portfolio was slightly underweight equity focused strategies with a preference for the emerging markets. Our macroeconomic tools and research indicate the world economy continues its broad-based and synchronized acceleration in economic activity. All major developed markets have moved back into an “expansion” phase of the business cycle, while emerging markets remain on a gradual “recovery” path that began in early 2016. This macro backdrop has justified a moderately long risk posture in our portfolio during the past few months, and we believe it will continue to support traditionally riskier assets in the near-term.

In contrast to positive economic momentum, we see warning signs in the credit cycle. Specifically, growing corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. As a result, we have reduced our exposure to certain areas of the credit markets, particularly high yield bonds. Despite favorable economic conditions, the current business cycle is very extended, a fact that is reflected in the expensive valuations of several asset classes as well as the build-up of leverage in the corporate sector. In the credit cycle, corporate leverage typically follows a cyclical pattern

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that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

During the period, we had begun to adjust our portfolios to better reflect the growing risks in the credit cycle. Specifically, we have substantially reduced our high yield corporate bond exposures in favor of bank loans, where we see comparable spreads for less interest rate risk. We have also made some moderate adjustments to reflect additional concerns arising from a tightening Fed, softening in oil prices, and uncertainty around fiscal policy and European elections. Coupled with the rising risks in the credit cycle, these factors could be headwinds to global growth and lead to increased volatility down the road. We slightly reduced our exposure to equities to realize some gains from their impressive post-election run, while also reducing overall risk.

We continue to see attractive income and total return opportunities in emerging markets local debt, given attractive real yields, stable inflation and cheap currency valuations in most high yielding markets. During the period our allocation to emerging markets local debt was a positive contributor to relative performance versus the Reference Index. We see value in this asset in comparison to developed market bonds that have low or negative real yields. In addition, many emerging markets have room to cut rates as inflation declines and this will provide some capital appreciation.

The Fund’s return shaping strategies, which are designed to improve our overall risk profile, detracted slightly from performance during the reporting period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal in environments of extreme market volatility. These strategies are also often used as an efficient way to access upside market participation, especially when we are running lower levels of risk. During the period we utilized downside hedges to reduce tail risk and layer in some downside mitigation in the event we had a risk-off environment. In the absence of volatility during the period, the premium spent for downside hedges was a small detractor.

STRATEGY & OUTLOOK

Overall, we are slightly underweight equities and have a neutral duration posture relative to the Reference Index. We have modest return expectations given valuations in most asset classes and prefer equities over developed market bonds. We do favor emerging versus developed assets and currencies due to attractive relative valuations and cyclical tailwinds. We also have a preference for European equities over U.S. equities, where we see cheaper valuations and improving macroeconomic conditions. In

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our view, we see continued global growth as supportive to traditionally riskier assets in the near term. With that said, looking out further, we do see increasing vulnerabilities in credit markets. In particular, non-financial corporate leverage nearing previous cyclical peaks resulted in portfolio changes to move up in credit quality and prefer bank loans to high yield corporate debt. As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscapes to assess risks to the macro outlook and financial markets. While fundamental risks are increasing, we don’t yet see a clear catalyst for increased volatility and broad-based underperformance in risk assets in the near term. Should we see the positive economic data fade, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton	Benjamin Rockmuller, CFA
Portfolio Manager	Portfolio Manager

Alessio de Longis, CFA	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.3%
Apple, Inc.	1.1
SAP SE	0.8
Facebook, Inc., Cl. A	0.8
Airbus SE	0.8
Citigroup, Inc.	0.7
Comcast Corp., Cl. A	0.7
LVMH Moet Hennessy Louis Vuitton SE	0.7
Kering	0.6
Prudential plc	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	3.9%
Commercial Banks	3.2
Software	2.5
Textiles, Apparel & Luxury Goods	2.4
Capital Markets	2.4
Insurance	2.2
Semiconductors & Semiconductor Equipment	2.0
Beverages	1.8
Hotels, Restaurants & Leisure	1.8
Oil, Gas & Consumable Fuels	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	63.2%
Investment Companies
iShares MSCI Brazil Capped Exchange Traded Fund	1.0
Oppenheimer Institutional Government Money Market Fund	1.9
Oppenheimer Master Event- Linked Bond Fund, LLC	4.9
Oppenheimer Master Loan Fund, LLC	7.7
Oppenheimer Senior Floating Rate Fund	2.3
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.1
U.S. Government Obligations	8.6
Foreign Government Obligations	5.0
Preferred Stocks	0.3
Non-Convertible Corporate Bonds and Notes	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	57.4%
France	5.8
Japan	4.9
United Kingdom	4.4
Germany	3.3
Brazil	2.7
Switzerland	2.7
China	2.1
India	1.9
Canada	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	59.2%
Europe	20.7
Asia	12.5
Latin America	4.5
Emerging Europe	1.9
Middle East/Africa	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/2017

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	6.94%	10.87%	6.53%	2.48%

Class B (QGRBX)	9/1/93	6.49	9.98	5.68	1.98

Class C (QGRCX)	9/1/93	6.54	10.06	5.76	1.73

Class I (QGRIX)	2/28/12	7.18	11.31	7.03	6.52*

Class R (QGRNX)	3/1/01	6.79	10.59	6.28	2.23

Class Y (QGRYX)	5/1/00	7.09	11.16	6.84	2.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/2017
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	0.79%	4.50%	5.27%	1.87%

Class B (QGRBX)	9/1/93	1.49	4.98	5.36	1.98

Class C (QGRCX)	9/1/93	5.54	9.06	5.76	1.73

Class I (QGRIX)	2/28/12	7.18	11.31	7.03	6.52*

Class R (QGRNX)	3/1/01	6.79	10.59	6.28	2.23

Class Y (QGRYX)	5/1/00	7.09	11.16	6.84	2.81

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the S&P 500 Index, the Reference Index (60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged), and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The Fund has changed its benchmark from the S&P 500 Index to the MSCI All Country World Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the S&P 500 Index in its next semiannual report. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market

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performance of developed and emerging markets. The S&P 500 Index is a broad-based measure of domestic stock performance. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the U.S. dollar. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017

Class A	$1,000.00	$1,069.40	$6.54

Class B	1,000.00	1,064.90	10.55

Class C	1,000.00	1,065.40	10.39

Class I	1,000.00	1,071.80	4.32

Class R	1,000.00	1,067.90	7.82

Class Y	1,000.00	1,070.90	5.25

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.50	6.38

Class B	1,000.00	1,014.63	10.29

Class C	1,000.00	1,014.78	10.14

Class I	1,000.00	1,020.63	4.22

Class R	1,000.00	1,017.26	7.63

Class Y	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios

Class A	1.27%

Class B	2.05

Class C	2.02

Class I	0.84

Class R	1.52

Class Y	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value
Common Stocks—62.8%

Consumer Discretionary—11.2%

Auto Components—1.1%

Adient plc	3,733	$274,599

Bridgestone Corp.	90,300	3,769,847

Continental AG	13,894	3,110,188

Delphi Automotive plc	25,620	2,059,848

Koito Manufacturing Co. Ltd.	36,100	1,865,238

Valeo SA	82,667	5,943,423

		17,023,143

Automobiles—0.7%

Astra International Tbk PT	1,435,000	962,699

Bayerische Motoren Werke AG	13,418	1,281,112

Hero MotoCorp Ltd.	57,543	2,964,877

Subaru Corp.	34,300	1,298,722

Suzuki Motor Corp.	84,200	3,519,414

Tata Motors Ltd., Sponsored ADR	13,150	469,061

		10,495,885

Diversified Consumer Services—0.2%

Dignity plc	38,581	1,245,654

Estacio Participacoes SA	132,700	745,433

Kroton Educacional SA	137,554	647,889

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	18,370	1,185,600

		3,824,576

Hotels, Restaurants & Leisure—1.8%

Accor SA1	42,480	1,936,133

Carnival Corp.	103,560	6,396,901

Cedar Fair LP2	14,658	1,050,539

China Lodging Group Ltd., Sponsored ADR[1]	16,060	1,139,939

Crown Resorts Ltd.	116,800	1,092,886

Domino’s Pizza Group plc	399,870	1,711,367

Galaxy Entertainment Group Ltd.	340,000	1,889,922

Genting Bhd	513,100	1,162,368

Genting Malaysia Bhd	453,100	612,295

International Game Technology plc	58,084	1,289,465

Jollibee Foods Corp.	135,080	567,733

McDonald’s Corp.	23,400	3,274,362

Sands China Ltd.	398,400	1,809,750

Starbucks Corp.	16,340	981,380

Whitbread plc	27,847	1,455,334

Wyndham Worldwide Corp.	7,960	758,668

		27,129,042

Household Durables—0.8%

Newell Brands, Inc.	11,460	547,101

SEB SA	18,830	3,038,194

Sony Corp.	122,400	4,133,588

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)

Whirlpool Corp.	21,740	$4,036,683

		11,755,566

Internet & Catalog Retail—0.7%

Amazon.com, Inc.[1]	3,476	3,215,265

Ctrip.com International Ltd., ADR[1]	36,420	1,839,574

JD.com, Inc., ADR[1]	89,621	3,143,009

Priceline Group, Inc. (The)[1]	1,090	2,013,034

Rakuten, Inc.	79,000	809,585

		11,020,467

Leisure Products—0.2%

Nintendo Co. Ltd.	14,900	3,755,778

Media—1.5%

Comcast Corp., Cl. A	258,724	10,139,394

DISH Network Corp., Cl. A1	11,060	712,706

ProSiebenSat.1 Media SE	42,387	1,800,252

SES SA, Cl. A, FDR	75,520	1,653,402

Technicolor SA	264,210	1,341,390

Walt Disney Co. (The)	41,520	4,799,712

Zee Entertainment Enterprises Ltd.	409,457	3,350,455

		23,797,311

Multiline Retail—0.2%

Dollarama, Inc.	28,705	2,512,910

Specialty Retail—1.6%

AutoNation, Inc.[1]	19,540	820,680

AutoZone, Inc.[1]	7,910	5,475,223

Dufry AG1	17,055	2,795,047

Industria de Diseno Textil SA	155,364	5,955,515

Lowe’s Cos., Inc.	80,060	6,795,493

Steinhoff International Holdings NV	83,360	424,663

Tiffany & Co.	28,620	2,623,023

		24,889,644

Textiles, Apparel & Luxury Goods—2.4%

adidas AG	7,599	1,522,298

Brunello Cucinelli SpA	27,739	726,509

Burberry Group plc	97,362	2,032,248

Christian Dior SE	11,020	3,027,505

Cie Financiere Richemont SA	26,145	2,184,313

Coach, Inc.	16,390	645,602

Hermes International	4,771	2,282,439

Kering	29,918	9,282,926

LVMH Moet Hennessy Louis Vuitton SE	40,390	9,979,073

NIKE, Inc., Cl. B	12,790	708,694

Pandora AS	17,893	1,935,111

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	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Prada SpA	370,500	$1,739,542

Tod’s SpA	9,126	704,981

		36,771,241

Consumer Staples—5.6%

Beverages—1.8%

Ambev SA, ADR	165,330	947,341

Anadolu Efes Biracilik Ve Malt Sanayii AS	87,304	492,033

Anheuser-Busch InBev SA/NV	12,409	1,402,252

Coca-Cola Amatil Ltd.	201,450	1,414,950

Coca-Cola European Partners plc	54,740	2,114,059

Constellation Brands, Inc., Cl. A	6,070	1,047,318

Diageo plc	35,141	1,023,459

Dr Pepper Snapple Group, Inc.	10,220	936,663

Fomento Economico Mexicano SAB de CV	130,701	1,176,189

Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,910	622,176

Heineken NV	28,086	2,502,335

Kweichow Moutai Co. Ltd., Cl. A	20,869	1,250,925

Molson Coors Brewing Co., Cl. B	11,750	1,126,708

Nigerian Breweries plc	712,630	260,289

PepsiCo, Inc.	47,150	5,341,152

Pernod Ricard SA	43,210	5,405,397

Wuliangye Yibin Co. Ltd., Cl. A	59,300	391,221

		27,454,467

Food & Staples Retailing—0.8%

Alimentation Couche-Tard, Inc., Cl. B	38,673	1,778,610

BIM Birlesik Magazalar AS	32,845	536,529

CP ALL PCL	1,291,300	2,273,440

Kroger Co. (The)	13,770	408,281

Magnit PJSC	18,354	2,826,678

Rite Aid Corp.[1]	59,300	237,200

Shoprite Holdings Ltd.	35,266	553,892

SPAR Group Ltd. (The)	118,131	1,593,526

Walgreens Boots Alliance, Inc.	16,180	1,400,217

Whole Foods Market, Inc.	29,840	1,085,281

		12,693,654

Food Products—1.7%

Barry Callebaut AG1	1,457	1,998,637

Danone SA	50,685	3,543,219

Kraft Heinz Co. (The)	46,070	4,164,267

Mondelez International, Inc., Cl. A	86,300	3,886,089

Nestle SA	43,863	3,378,757

Saputo, Inc.	72,391	2,380,065

Tingyi Cayman Islands Holding Corp.	242,000	310,931

Unilever plc	115,306	5,931,969

Vietnam Dairy Products JSC	22,200	144,486

15      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Want Want China Holdings Ltd.	1,066,000	$767,586

		26,506,006

Household Products—0.7%

Colgate-Palmolive Co.	65,440	4,714,297

HRG Group, Inc.[1]	12,270	245,523

Kimberly-Clark de Mexico SAB de CV, Cl. A	236,907	505,646

Procter & Gamble Co. (The)	16,440	1,435,705

Reckitt Benckiser Group plc	22,463	2,068,760

Spectrum Brands Holdings, Inc.	7,120	1,023,358

Weatherford International plc[1]	152,040	877,271

		10,870,560

Personal Products—0.1%

LG Household & Health Care Ltd.	1,522	1,158,499

Tobacco—0.5%

KT&G Corp.	14,544	1,297,492

Philip Morris International, Inc.	42,640	4,726,218

Swedish Match AB	46,610	1,537,561

		7,561,271

Energy—2.1%

Energy Equipment & Services—0.3%

Halliburton Co.	20,431	937,375

Schlumberger Ltd.	9,078	658,972

TechnipFMC plc[1]	111,730	3,357,682

		4,954,029

Oil, Gas & Consumable Fuels—1.8%

Chevron Corp.	25,061	2,674,009

ConocoPhillips	10,300	493,473

Enbridge, Inc.	25,441	1,054,530

Hess Corp.	9,870	481,952

Husky Energy, Inc.[1]	43,982	507,788

Koninklijke Vopak NV	36,333	1,637,903

Magellan Midstream Partners LP2	63,570	4,723,251

Novatek PJSC, Sponsored GDR	23,500	2,843,708

Phillips 66	59,456	4,730,319

Suncor Energy, Inc.	188,510	5,911,674

TOTAL SA	35,370	1,812,971

Ultrapar Participacoes SA	6,900	153,085

		27,024,663

Financials—10.4%

Capital Markets—2.4%

Ameriprise Financial, Inc.	6,180	790,113

Bank of New York Mellon Corp. (The)	77,110	3,628,797

BlackRock, Inc., Cl. A	1,030	396,107

16      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Capital Markets (Continued)

Charles Schwab Corp. (The)	25,400	$986,790

CME Group, Inc., Cl. A	29,290	3,403,205

Credit Suisse Group AG1	72,552	1,102,976

Daiwa Securities Group, Inc.	44,000	267,777

Goldman Sachs Group, Inc. (The)	14,420	3,227,196

Intercontinental Exchange, Inc.	53,030	3,192,406

Morgan Stanley	14,870	644,912

Nasdaq, Inc.	20,910	1,440,072

NEX Group plc	179,369	1,429,590

S&P Global, Inc.	51,820	6,953,726

TP ICAP plc	245,168	1,454,616

UBS Group AG	423,494	7,234,454

		36,152,737

Commercial Banks—3.2%

3SBio, Inc.[1,3]	209,500	280,070

Australia & New Zealand Banking Group Ltd.	99,900	2,445,241

Banco Bilbao Vizcaya Argentaria SA	156,274	1,250,262

Bank Mandiri Persero Tbk PT	698,000	612,888

Bank of America Corp.	194,100	4,530,294

Bank of the Philippine Islands	53,390	111,954

Bank Pekao SA	28,511	1,032,335

Barclays plc	503,450	1,372,408

BDO Unibank, Inc.	51,343	123,154

BOC Hong Kong Holdings Ltd.	392,000	1,613,373

Citigroup, Inc.	184,360	10,899,363

Commercial International Bank Egypt SAE	123,370	505,107

Credicorp Ltd.	2,030	311,930

Firstrand Ltd.	10,275	38,404

Grupo Aval Acciones y Valores SA, ADR	83,160	663,617

Grupo Financiero Banorte SAB de CV, Cl. O	145,343	841,164

Grupo Financiero Inbursa SAB de CV, Cl. O	559,285	944,459

ICICI Bank Ltd., Sponsored ADR	598,300	5,127,431

JPMorgan Chase & Co.	53,550	4,658,850

KeyCorp	55,090	1,004,841

Kotak Mahindra Bank Ltd.	86,168	1,210,411

Sberbank of Russia PJSC, Sponsored ADR	122,220	1,452,623

Societe Generale SA	51,580	2,819,397

Sumitomo Mitsui Financial Group, Inc.	23,800	882,029

Sumitomo Mitsui Trust Holdings, Inc.	13,000	445,990

SunTrust Banks, Inc.	33,690	1,913,929

US Bancorp	49,400	2,533,232

Zenith Bank plc	4,422,114	196,003

		49,820,759

Consumer Finance—0.5%

American Express Co.	44,400	3,518,700

Cholamandalam Investment & Finance Co. Ltd.	15,348	265,733

Discover Financial Services	32,930	2,061,089

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Consumer Finance (Continued)

Prosegur Cash SA1,3	557,571	$1,421,227

Synchrony Financial	33,430	929,354

		8,196,103

Diversified Financial Services—0.9%

Ayala Corp.	7,020	121,716

Berkshire Hathaway, Inc., Cl. B1	25,520	4,216,159

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	310,400	1,859,046

Grupo de Inversiones Suramericana SA	41,079	543,159

Hong Kong Exchanges & Clearing Ltd.	25,794	634,399

ING Groep NV	171,561	2,791,660

Kinnevik AB, Cl. B	55,789	1,487,977

Moscow Exchange (The)	272,933	551,143

ORIX Corp.	136,700	2,088,558

		14,293,817

Insurance—2.2%

AIA Group Ltd.	386,400	2,672,797

Allianz SE	18,560	3,533,625

American International Group, Inc.	27,170	1,654,925

Aon plc	7,990	957,522

Dai-ichi Life Holdings, Inc.	144,800	2,470,146

FNF Group	45,350	1,857,082

Marsh & McLennan Cos., Inc.	25,740	1,908,106

MetLife, Inc.	72,440	3,753,116

Old Mutual plc	348,671	878,928

Ping An Insurance Group Co. of China Ltd., Cl. H	266,000	1,494,871

Progressive Corp. (The)	52,020	2,066,234

Prudential plc	386,311	8,576,870

Sul America SA	107,649	569,439

XL Group Ltd.	22,740	951,669

		33,345,330

Real Estate Investment Trusts (REITs)—0.5%

Boston Properties, Inc.	4,360	551,976

British Land Co. plc (The)	93,810	797,592

Crown Castle International Corp.	16,100	1,523,060

Digital Realty Trust, Inc.	4,450	511,038

HCP, Inc.	29,430	922,630

Invitation Homes, Inc.[1]	17,330	373,462

Mid-America Apartment Communities, Inc.	17,510	1,737,167

Ventas, Inc.	10,000	640,100

		7,057,025

Real Estate Management & Development—0.4%

Ayala Land, Inc.	705,000	498,037

DLF Ltd.[1]	1,342,298	3,875,997

Emaar Properties PJSC	213,348	416,601

Hang Lung Group Ltd.	73,000	304,528

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Real Estate Management & Development (Continued)

SM Prime Holdings, Inc.[1]	1,532,103	$913,735

SOHO China Ltd.	416,500	227,211

Wallace Theater Holdings, Inc.[1,3]	430	4

		6,236,113

Thrifts & Mortgage Finance—0.3%

Housing Development Finance Corp. Ltd.	195,855	4,690,888

Health Care—6.7%

Biotechnology—1.7%

ACADIA Pharmaceuticals, Inc.[1]	47,150	1,618,659

Amgen, Inc.	9,560	1,561,339

Biocon Ltd.[1]	13,797	236,689

Biogen, Inc.[1]	11,540	3,129,763

BioMarin Pharmaceutical, Inc.[1]	10,440	1,000,570

Bluebird Bio, Inc.[1]	10,150	902,843

Blueprint Medicines Corp.[1]	6,690	311,620

Celgene Corp.[1]	43,486	5,394,438

Circassia Pharmaceuticals plc[1]	348,434	448,846

CSL Ltd.	27,300	2,711,074

Gilead Sciences, Inc.	31,380	2,151,099

Grifols SA	103,103	2,768,679

Ionis Pharmaceuticals, Inc.[1]	28,400	1,368,596

MacroGenics, Inc.[1]	36,600	790,926

Sage Therapeutics, Inc.[1]	17,000	1,207,000

Vertex Pharmaceuticals, Inc.[1]	3,520	416,416

		26,018,557

Health Care Equipment & Supplies—1.4%

Boston Scientific Corp.[1]	82,910	2,187,166

Coloplast AS, Cl. B	27,975	2,394,409

CR Bard, Inc.	2,150	661,082

Danaher Corp.	24,024	2,001,920

Essilor International SA	17,134	2,219,942

Intuitive Surgical, Inc.[1]	1,030	860,946

Medtronic plc	14,320	1,189,849

Sonova Holding AG	12,045	1,781,193

Stryker Corp.	18,870	2,573,302

William Demant Holding AS1	69,845	1,599,031

Zimmer Biomet Holdings, Inc.	29,550	3,535,657

		21,004,497

Health Care Providers & Services—1.5%

Aetna, Inc.	32,820	4,432,997

Anthem, Inc.	20,800	3,700,112

Apollo Hospitals Enterprise Ltd.[1]	38,315	734,455

Cardinal Health, Inc.	5,500	399,245

Centene Corp.[1]	15,710	1,168,824

Express Scripts Holding Co.[1]	38,210	2,343,801

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services (Continued)

Humana, Inc.	2,840	$630,423

Laboratory Corp. of America Holdings[1]	7,560	1,059,534

Mediclinic International plc	28,960	308,128

Sinopharm Group Co. Ltd., Cl. H	253,400	1,134,332

Sonic Healthcare Ltd.	83,641	1,382,977

UnitedHealth Group, Inc.	36,810	6,437,333

		23,732,161

Health Care Technology—0.2%

Bharti Infratel Ltd.	101,108	558,149

Cerner Corp.[1]	39,040	2,527,840

		3,085,989

Life Sciences Tools & Services—0.3%

Agilent Technologies, Inc.	22,180	1,221,009

Lonza Group AG1	13,234	2,706,498

Samsung Biologics Co. Ltd.[1]	2,753	422,987

Thermo Fisher Scientific, Inc.	3,510	580,308

		4,930,802

Pharmaceuticals—1.6%

Allergan plc	7,670	1,870,406

Bayer AG	21,273	2,632,416

Celltrion, Inc.[1]	1,414	111,386

Dr. Reddy’s Laboratories Ltd.	16,420	663,637

Galenica AG	1,314	1,428,477

GlaxoSmithKline plc, Sponsored ADR	12,940	529,246

Glenmark Pharmaceuticals Ltd.	34,579	481,418

Hikma Pharmaceuticals plc	8,110	203,587

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	135,900	1,056,678

Merck & Co., Inc.	85,940	5,356,640

Mylan NV1	40,010	1,494,374

Novo Nordisk AS, Cl. B	48,476	1,885,756

Pfizer, Inc.	45,540	1,544,717

Roche Holding AG	15,187	3,972,163

Shire plc	19,180	1,130,121

Teva Pharmaceutical Industries Ltd., Sponsored ADR	13,750	434,225

Valeant Pharmaceuticals International, Inc.[1]	49,920	461,760

		25,257,007

Industrials—9.0%

Aerospace & Defense—1.2%

Airbus SE	156,190	12,628,278

Arconic, Inc.	4,640	126,812

Embraer SA, Sponsored ADR	32,880	631,296

Lockheed Martin Corp.	18,696	5,037,637

		18,424,023

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Air Freight & Couriers—0.3%

FedEx Corp.	2,410	$457,177

Royal Mail plc	182,141	949,229

United Parcel Service, Inc., Cl. B	19,680	2,114,813

XPO Logistics, Inc.[1]	27,060	1,336,493

		4,857,712

Airlines—0.3%

Delta Air Lines, Inc.	14,380	653,427

International Consolidated Airlines Group SA	164,730	1,194,070

Japan Airlines Co. Ltd.	55,800	1,762,440

Southwest Airlines Co.	8,380	471,124

Spirit Airlines, Inc.[1]	13,440	769,709

		4,850,770

Building Products—0.3%

Assa Abloy AB, Cl. B	127,599	2,762,722

SMC Corp.	6,800	1,917,771

		4,680,493

Commercial Services & Supplies—0.8%

Edenred	92,384	2,367,150

Johnson Controls International plc	101,646	4,225,424

KAR Auction Services, Inc.	29,350	1,280,247

Prosegur Cia de Seguridad SA	348,437	2,272,339

Republic Services, Inc., Cl. A	8,020	505,180

Waste Connections, Inc.	12,832	1,180,801

Waste Management, Inc.	7,640	556,039

		12,387,180

Construction & Engineering—0.4%

Boskalis Westminster	40,128	1,475,584

FLSmidth & Co. AS	14,094	847,201

Vinci SA	48,870	4,162,967

		6,485,752

Electrical Equipment—1.4%

ABB Ltd.	37,532	918,122

Eaton Corp. plc	25,550	1,932,602

Emerson Electric Co.	15,820	953,630

Legrand SA	34,470	2,231,262

Mitsubishi Electric Corp.	138,300	1,930,553

Nidec Corp.	70,800	6,497,235

Philips Lighting NV1,3	83,541	2,824,293

Schneider Electric SE	62,990	4,973,946

		22,261,643

Industrial Conglomerates—0.9%

3M Co.	14,730	2,884,576

General Electric Co.	167,650	4,860,173

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrial Conglomerates (Continued)

Jardine Strategic Holdings Ltd.	42,572	$1,797,512

Seibu Holdings, Inc.	41,700	728,189

Siemens AG	13,567	1,944,668

SM Investments Corp.	89,494	1,303,762

		13,518,880

Machinery—1.0%

Aalberts Industries NV	71,646	2,840,352

Atlas Copco AB, Cl. A	73,622	2,749,666

Caterpillar, Inc.	4,920	503,119

Deere & Co.	9,520	1,062,527

FANUC Corp.	8,100	1,646,896

Kubota Corp.	69,700	1,097,880

PACCAR, Inc.	6,940	463,106

Parker-Hannifin Corp.	7,430	1,194,744

SKF AB, Cl. B	91,379	2,007,156

Stanley Black & Decker, Inc.	3,230	439,765

Wabtec Corp.	11,580	971,446

Weir Group plc (The)	32,271	832,152

		15,808,809

Professional Services—0.9%

Bureau Veritas SA	33,610	778,506

Experian plc	99,741	2,141,652

Intertek Group plc	38,920	2,047,487

Nielsen Holdings plc	86,530	3,558,979

Recruit Holdings Co. Ltd.	84,800	4,286,374

SGS SA	589	1,325,711

		14,138,709

Road & Rail—0.5%

Canadian National Railway Co.	35,260	2,548,945

Canadian Pacific Railway Ltd.	26,050	3,992,163

Kansas City Southern	4,140	372,890

		6,913,998

Trading Companies & Distributors—0.8%

Brenntag AG	70,086	4,152,988

Bunzl plc	85,208	2,657,372

ITOCHU Corp.	72,300	1,023,276

Travis Perkins plc	90,964	1,897,860

Wolseley plc	33,943	2,152,874

		11,884,370

Transportation Infrastructure—0.2%

Beijing Capital International Airport Co. Ltd., Cl. H	912,000	1,288,205

DP World Ltd.	75,027	1,532,645

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Transportation Infrastructure (Continued)

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	$627,029

		3,447,879

Information Technology—12.8%

Communications Equipment—0.3%

Cisco Systems, Inc.	101,570	3,460,490

Nokia OYJ	350,224	2,002,295

		5,462,785

Electronic Equipment, Instruments, & Components—1.5%

Hoya Corp.	65,600	3,137,506

Keyence Corp.	16,500	6,638,603

Kyocera Corp.	40,600	2,301,415

Murata Manufacturing Co. Ltd.	41,900	5,626,564

Spectris plc	36,639	1,308,576

TDK Corp.	38,900	2,411,732

TE Connectivity Ltd.	16,920	1,309,100

		22,733,496

Internet Software & Services—3.9%

Alibaba Group Holding Ltd., Sponsored ADR[1]	71,133	8,215,862

Alphabet, Inc., Cl. A1	6,850	6,332,962

Alphabet, Inc., Cl. C1	21,332	19,325,939

Baidu, Inc., Sponsored ADR[1]	17,970	3,238,733

Facebook, Inc., Cl. A1	85,700	12,876,425

MercadoLibre, Inc.	690	157,948

NAVER Corp.	2,006	1,409,124

Tencent Holdings Ltd.	173,485	5,426,480

Twitter, Inc.[1]	75,140	1,238,307

United Internet AG	29,641	1,364,339

		59,586,119

IT Services—1.3%

Amadeus IT Group SA, Cl. A	43,124	2,324,685

Amdocs Ltd.	48,900	2,994,636

Atos SE	12,460	1,633,174

Earthport plc[1]	867,954	292,191

First Data Corp., Cl. A1	44,170	689,935

Infosys Ltd.	168,579	2,411,586

Mastercard, Inc., Cl. A	26,670	3,102,254

PayPal Holdings, Inc.[1]	122,840	5,861,925

Tata Consultancy Services Ltd.	29,598	1,045,684

		20,356,070

Semiconductors & Semiconductor Equipment—2.0%

Applied Materials, Inc.	52,460	2,130,401

ASML Holding NV	17,606	2,324,816

Broadcom Ltd.	14,117	3,117,175

Infineon Technologies AG	318,701	6,597,418

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Maxim Integrated Products, Inc.	102,540	$4,527,141

Micron Technology, Inc.[1]	19,256	532,813

NXP Semiconductors NV1	6,480	685,260

SK Hynix, Inc.	51,722	2,455,358

STMicroelectronics NV	103,540	1,676,207

Taiwan Semiconductor Manufacturing Co. Ltd.	783,000	5,026,503

Texas Instruments, Inc.	23,760	1,881,317

		30,954,409

Software—2.5%

Activision Blizzard, Inc.	15,390	804,127

Adobe Systems, Inc.[1]	29,730	3,976,090

Check Point Software Technologies Ltd.[1]	3,160	328,672

Dassault Systemes SE	24,738	2,209,595

Gemalto NV	24,726	1,383,254

Intuit, Inc.	31,200	3,906,552

Microsoft Corp.	88,820	6,080,617

Oracle Corp.	27,570	1,239,547

SAP SE	130,396	13,077,656

Snap, Inc., Cl. A1	15,050	339,378

Synopsys, Inc.[1]	19,190	1,414,303

Temenos Group AG1	39,566	3,423,561

		38,183,352

Technology Hardware, Storage & Peripherals—1.3%

Apple, Inc.	122,741	17,631,745

HP, Inc.	50,510	950,598

Western Digital Corp.	26,570	2,366,590

		20,948,933

Materials—2.2%

Chemicals—1.4%

Air Liquide SA	13,130	1,581,707

Akzo Nobel NV	26,733	2,334,078

Albemarle Corp.	3,710	404,056

Eastman Chemical Co.	17,560	1,400,410

EI du Pont de Nemours & Co.	21,570	1,720,207

Essentra plc	171,535	1,202,920

Linde AG	29,047	5,219,166

Novozymes AS, Cl. B	43,017	1,858,443

PPG Industries, Inc.	27,300	2,998,632

Sherwin-Williams Co. (The)	1,320	441,778

Sika AG	366	2,336,111

		21,497,508

Construction Materials—0.3%

Indocement Tunggal Prakarsa Tbk PT	387,500	492,696

James Hardie Industries plc	122,600	2,080,112

Semen Indonesia Persero Tbk PT	124,500	82,388

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Construction Materials (Continued)

UltraTech Cement Ltd.	13,428	$886,550

Vulcan Materials Co.	12,120	1,465,065

		5,006,811

Containers & Packaging—0.2%

CCL Industries, Inc., Cl. B	11,043	2,556,381

WestRock Co.	8,620	461,687

		3,018,068

Metals & Mining—0.3%

Alrosa PJSC	462,362	795,045

Glencore plc[1]	428,310	1,678,543

Goldcorp, Inc.	67,520	942,579

Nucor Corp.	18,730	1,148,711

Real Gold Mining Ltd.[1]	273,000	351

		4,565,229

Telecommunication Services—2.1%

Diversified Telecommunication Services—1.3%

BT Group plc, Cl. A	700,715	2,765,423

CenturyLink, Inc.	20,730	532,139

Iliad SA	10,250	2,488,430

Inmarsat plc	232,119	2,457,444

Nippon Telegraph & Telephone Corp.	146,200	6,255,967

Spark New Zealand Ltd.	992,252	2,518,048

Verizon Communications, Inc.	66,450	3,050,719

		20,068,170

Wireless Telecommunication Services—0.8%

China Mobile Ltd.	41,500	442,139

KDDI Corp.	101,500	2,692,236

Rogers Communications, Inc., Cl. B	61,755	2,831,578

SK Telecom Co. Ltd.	5,616	1,184,925

T-Mobile US, Inc.[1]	24,920	1,676,368

Vodafone Group plc	1,106,098	2,851,509

		11,678,755

Utilities—0.7%

Electric Utilities—0.5%

Edison International	35,410	2,831,737

Entergy Corp.	8,980	684,815

PG&E Corp.	62,320	4,178,556

		7,695,108

Gas Utilities—0.1%

AmeriGas Partners LP2	23,945	1,078,004

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value

Multi-Utilities—0.1%

National Grid plc		182,270	$2,360,837

Total Common Stocks (Cost $820,353,293)			969,874,369

Preferred Stocks—0.4%

Bayerische Motoren Werke (BMW) AG, Preference		43,359	3,564,832

Lojas Americanas SA, Preference		265,514	1,408,691

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		1,175,581	172,509

Total Preferred Stocks (Cost $4,010,741)			5,146,032

		Principal Amount

U.S. Government Obligations—8.5%

United States Treasury Bonds, 2.875%, 8/15/45		$34,680,000	34,096,128

United States Treasury Nts., 1.625%, 2/15/26[4,5]		102,828,000	97,652,461

Total U.S. Government Obligations (Cost $136,229,363)			131,748,589

Foreign Government Obligations—5.0%
Argentine Republic:
2.25% Bonds, 4/28/20[6]	ARS	3,295,000	242,780
2.50% Bonds, 7/22/21[6]	ARS	8,915,000	695,316
16.00% Bonds, 10/17/23	ARS	4,825,000	336,119
22.75% Bonds, 3/5/18	ARS	7,100,000	470,947
23.306% Sr. Unsec. Nts., 3/1/20[7]	ARS	18,846,000	1,306,183

Federative Republic of Brazil:
9.762% Unsec. Nts., 1/1/19	BRL	24,570,000	7,824,631
9.762% Unsec. Nts., 1/1/21	BRL	25,565,000	8,080,288
9.762% Unsec. Nts., 1/1/23	BRL	6,330,000	1,985,556
12.90% Unsec. Nts., 8/15/22	BRL	1,200,000	1,164,871
18.194% Unsec. Nts., 5/15/45	BRL	495,000	507,762

Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	116,700,000	497,380
Series 25/B, 5.50% Bonds, 6/24/25	HUF	460,000,000	1,885,582

Republic of Chile, 4.50% Unsec. Nts., 2/28/21	CLP	700,000,000	1,092,255

Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	6,360,000,000	2,280,875
Series B, 7.50% Bonds, 8/26/26	COP	2,700,000,000	1,003,438
Series B, 7.75% Bonds, 9/18/30	COP	950,000,000	360,824
Series B, 10.00% Bonds, 7/24/24	COP	2,400,000,000	1,000,299

Republic of Indonesia:
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	23,300,000,000	1,742,824
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	19,900,000,000	1,513,650
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	28,900,000,000	2,288,392
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	18,650,000,000	1,548,920

Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	5,945,000	1,900,719
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	760,000	253,624
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	2,180,000	742,708
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	2,255,000	824,839

Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	9,710,000	2,413,780

26      OPPENHEIMER GLOBAL ALLOCATION FUND

		Principal Amount	Value

Foreign Government Obligations (Continued)

Republic of Poland: (Continued)
Series 0726, 2.50% Bonds, 7/25/26	PLN	6,960,000	$1,681,813

Republic of South Africa:
6.50% Bonds, 2/28/41	ZAR	9,140,000	487,189
Series 2023, 7.75% Bonds, 2/28/23	ZAR	4,700,000	345,694
Series 2030, 8.00% Bonds, 1/31/30	ZAR	35,680,000	2,447,896
Series 2037, 8.50% Bonds, 1/31/37	ZAR	16,550,000	1,127,435
Series R186, 10.50% Bonds, 12/21/26	ZAR	16,975,000	1,418,766
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	42,700,000	3,095,996

Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	1,165,000	313,557
8.80% Bonds, 11/14/18	TRY	1,100,000	300,634
10.60% Bonds, 2/11/26	TRY	1,400,000	405,258
10.70% Bonds, 2/17/21	TRY	1,470,000	415,719
11.00% Bonds, 2/24/27	TRY	1,930,000	573,864

Romania:
5.90% Bonds, 7/26/17	RON	4,770,000	1,160,206
5.95% Bonds, 6/11/21	RON	2,840,000	770,169

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	88,675,000	1,565,281
Series 6210, 6.80% Bonds, 12/11/19	RUB	126,800,000	2,171,617
Series 6211, 7.00% Bonds, 1/25/23	RUB	67,700,000	1,164,115
Series 6212, 7.05% Bonds, 1/19/28	RUB	18,000,000	305,398
Series 6216, 6.70% Bonds, 5/15/19	RUB	338,600,000	5,835,373

United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	45,000,000	2,173,716
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	3,800,000	211,527
Series M10, 8.50% Bonds, 12/13/18	MXN	48,250,000	2,630,071
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	17,020,000	989,796
Series M20, 10.00% Bonds, 12/5/24	MXN	19,950,000	1,237,869
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,880,000	342,197
Series M30, 10.00% Bonds, 11/20/36	MXN	2,750,000	181,847

Total Foreign Government Obligations (Cost $75,442,185)			77,317,565

Non-Convertible Corporate Bond and Note—0.0%

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $211,138)		210,000	225,557

		Shares

Investment Companies—22.7%

iShares MSCI Brazil Capped Exchange Traded Fund		418,720	15,563,822

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[8,9]		29,092,907	29,092,907

Oppenheimer Master Event-Linked Bond Fund, LLC[8]		4,616,016	75,133,120

Oppenheimer Master Loan Fund, LLC[8]		7,213,775	118,284,910

Oppenheimer Senior Floating Rate Fund, Cl. I8		4,295,620	34,966,347

27      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Companies (Continued)

PowerShares Senior Loan Portfolio Exchange Traded Fund	3,351,165	$78,015,121

Total Investment Companies (Cost $349,241,121)		351,056,227

Total Investments, at Value (Cost $1,385,487,841)	99.4%	1,535,368,339

Net Other Assets (Liabilities)	0.6	9,469,626

Net Assets	100.0%	$1,544,837,965

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,247,484 or 0.53% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $14,125,362. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,915,482. See Note 6 of the accompanying Consolidated Notes.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. Represents the current interest rate for a variable or increasing rate security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Institutional
Government Money Market Fund, Cl. E	23,914,591	166,727,000	161,548,684	29,092,907
Oppenheimer Master Event-Linked Bond Fund, LLC	4,921,101	—	305,085	4,616,016
Oppenheimer Master Loan Fund, LLC	7,213,775	—	—	7,213,775
Oppenheimer Senior Floating Rate Fund, Cl. I	4,985,986	97,710	788,076	4,295,620

		Value	Income	Realized Gain
Oppenheimer Institutional Government Money Market Fund, Cl. E		$29,092,907	$78,283	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		75,133,120	2,233,840[a]	179,516[a]
Oppenheimer Master Loan Fund, LLC		118,284,910	3,697,989[b]	480,095[b]
Oppenheimer Senior Floating Rate Fund, Cl. I		34,966,347	792,261	149,734

Total		$257,477,284	$6,802,373	$809,345

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield at period end.

28      OPPENHEIMER GLOBAL ALLOCATION FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$881,762,597	57.4%
France	89,340,427	5.8
Japan	75,261,311	4.9
United Kingdom	66,889,536	4.4
Germany	49,800,958	3.3
Brazil	42,089,149	2.7
Switzerland	41,249,872	2.7
China	32,833,716	2.1
India	29,145,527	1.9
Canada	28,198,023	1.8
Netherlands	21,224,201	1.4
Russia	19,510,981	1.3
Spain	15,992,707	1.0
Mexico	12,483,687	0.8
South Africa	11,416,925	0.8
Hong Kong	10,722,282	0.7
Sweden	10,545,081	0.7
Denmark	10,519,951	0.7
Indonesia	9,244,457	0.6
Australia	9,047,127	0.6
South Korea	8,039,772	0.5
Colombia	5,852,212	0.4
Poland	5,127,928	0.3
Taiwan	5,026,503	0.3
Ireland	4,436,501	0.3
Peru	4,033,820	0.3
Philippines	3,640,090	0.2
Argentina	3,209,293	0.2
Italy	3,171,032	0.2
Singapore	3,117,175	0.2
Turkey	3,037,595	0.2
New Zealand	2,518,048	0.2
Hungary	2,382,962	0.2
Thailand	2,273,440	0.2
Finland	2,002,295	0.1
United Arab Emirates	1,949,246	0.1
Romania	1,930,375	0.1
Malaysia	1,774,662	0.1
Belgium	1,402,252	0.1
Chile	1,092,254	0.1
Israel	762,897	0.1
Egypt	505,107	0.0
Nigeria	456,292	0.0
Jordan	203,587	0.0
Vietnam	144,486	0.0

Total	$1,535,368,339	100.0%

29      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of April 30, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	05/2017	BRL	9,420	USD	2,945	$21,813	$—
BAC	06/2017	MYR	1,635	USD	373	3,797	—
BAC	05/2017	USD	3,013	BRL	9,420	46,371	—
BAC	06/2017	USD	7,579	CAD	10,210	94,562	—
BAC	06/2017	USD	11,066	CNH	76,830	—	26,602
BAC	06/2017	USD	5,794	INR	390,000	—	243,493
BAC	05/2017	USD	138	MXN	2,600	53	—
BAC	06/2017	USD	62	TRY	230	—	1,953
BNP	06/2017	USD	3,060	THB	106,000	—	3,539
BOA	06/2017	COP	28,470,000	USD	9,427	183,245	—
BOA	05/2017 - 06/2017	EUR	23,450	USD	25,166	420,102	—
BOA	06/2017	HUF	10,300	USD	35	805	—
BOA	06/2017	IDR	50,653,000	USD	3,759	24,724	—
BOA	06/2017	INR	80,300	USD	1,218	23,960	—
BOA	06/2017	RON	760	USD	180	2,136	—
BOA	06/2017	THB	159,400	USD	4,615	—	8,637
BOA	06/2017 - 09/2017	TRY	16,150	USD	4,222	173,582	—
BOA	06/2017	TWD	821,000	USD	26,641	585,601	—
BOA	09/2017	USD	304	CLP	201,900	3,163	—
BOA	05/2017 - 06/2017	USD	35,572	EUR	33,495	—	965,600
BOA	06/2017	USD	187	HUF	53,600	791	233
BOA	06/2017	USD	930	IDR	12,514,100	—	5,042
BOA	06/2017	USD	3,252	INR	214,300	—	62,228
BOA	06/2017	USD	1,560	KRW	1,801,000	—	23,771
BOA	05/2017	USD	444	MXN	8,500	—	6,208
BOA	06/2017	USD	15,092	NOK	128,540	112,743	—
BOA	06/2017	USD	447	PLN	1,780	—	11,186
BOA	06/2017	USD	35	RON	150	—	629
BOA	06/2017	USD	3,192	THB	112,000	—	44,993
BOA	06/2017	USD	887	TRY	3,350	—	43,563
BOA	06/2017	USD	976	ZAR	13,020	10,850	—
BOA	06/2017	ZAR	14,750	USD	1,124	—	30,504
CITNA-B	05/2017	BRL	37,850	USD	11,952	—	29,867
CITNA-B	05/2017	CAD	11,444	USD	8,569	—	184,202
CITNA-B	06/2017	CZK	226,800	USD	8,935	293,093	—
CITNA-B	05/2017	JPY	888,627	USD	8,576	—	601,913
CITNA-B	06/2017	MYR	19,555	USD	4,386	121,678	—
CITNA-B	06/2017	PLN	3,040	USD	766	16,821	—
CITNA-B	06/2017	TRY	59,540	USD	15,536	1,014,744	—
CITNA-B	06/2017	USD	1,667	ARS	26,980	—	47,667
CITNA-B	05/2017 - 06/2017	USD	23,355	BRL	74,630	30,709	87,646
CITNA-B	05/2017	USD	8,576	CAD	11,444	191,265	—
CITNA-B	06/2017	USD	1,063	COP	3,222,000	1,831	26,026
CITNA-B	06/2017	USD	51,336	GBP	41,801	—	2,873,354
CITNA-B	06/2017	USD	31	HUF	9,000	—	616
CITNA-B	05/2017	USD	8,574	JPY	888,627	599,596	—
CITNA-B	05/2017	USD	206	MXN	3,900	—	696

30      OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

CITNA-B	06/2017	USD	279	MYR	1,245	$—	$8,060
CITNA-B	06/2017	USD	4,040	PEN	13,430	—	79,314
CITNA-B	06/2017	USD	179	PLN	710	—	3,890
CITNA-B	06/2017	USD	1,971	RUB	118,100	342	82,436
CITNA-B	06/2017	USD	4,023	ZAR	53,560	58,527	9,936
DEU	06/2017	USD	13,273	CAD	17,785	235,873	—
DEU	06/2017	USD	19,088	CHF	19,175	—	237,301
DEU	06/2017	USD	4,796	ILS	17,700	—	98,309
DEU	06/2017	USD	15,183	JPY	1,658,000	284,185	—
DEU	06/2017	USD	910	ZAR	12,490	—	16,530
GSCO-OT	05/2017	BRL	2,270	USD	724	—	8,866
GSCO-OT	06/2017	COP	3,352,000	USD	1,136	—	4,977
GSCO-OT	05/2017 - 06/2017	EUR	35,570	USD	38,791	46,056	19,767
GSCO-OT	05/2017	MXN	9,200	USD	454	33,043	—
GSCO-OT	06/2017	NOK	142,550	USD	16,828	—	216,497
GSCO-OT	06/2017	USD	11,954	AUD	15,843	100,355	—
GSCO-OT	05/2017	USD	710	BRL	2,270	—	5,256
GSCO-OT	09/2017	USD	13	CLP	9,000	38	—
GSCO-OT	06/2017	USD	224	COP	653,000	4,858	1,279
GSCO-OT	06/2017	USD	182	IDR	2,442,000	84	—
GSCO-OT	05/2017	USD	183	MXN	3,400	2,547	—
GSCO-OT	06/2017	USD	245	MYR	1,085	—	5,395
GSCO-OT	06/2017	USD	67	PEN	220	—	550
GSCO-OT	06/2017	USD	1,012	RON	4,320	—	25,546
GSCO-OT	06/2017	USD	184	ZAR	2,420	4,112	—
HSBC	06/2017	CLP	1,960,200	USD	2,963	—	32,165
HSBC	06/2017	COP	155,000	USD	52	—	89
HSBC	06/2017	GBP	11,880	USD	15,217	189,608	—
HSBC	06/2017	IDR	4,466,000	USD	333	578	—
HSBC	06/2017	INR	246,000	USD	3,779	29,224	—
HSBC	06/2017	PHP	7,900	USD	157	42	—
HSBC	06/2017	USD	7,545	CAD	10,165	93,532	—
HSBC	06/2017	USD	39	CLP	25,700	448	—
HSBC	06/2017	USD	14,101	CNH	98,060	—	56,968
HSBC	06/2017	USD	180	COP	527,000	2,563	—
HSBC	06/2017	USD	3,068	DKK	21,515	—	90,289
HSBC	06/2017	USD	14,502	HKD	112,450	31,314	—
HSBC	06/2017	USD	2,312	HUF	675,000	—	39,117
HSBC	06/2017	USD	138	INR	9,000	—	1,355
HSBC	06/2017	USD	30,116	MXN	584,300	—	689,386
HSBC	06/2017	USD	6,495	NZD	9,285	126,633	—
HSBC	06/2017	USD	80	PEN	260	—	117
HSBC	06/2017	USD	5,043	PLN	20,530	—	247,356
HSBC	06/2017	USD	16,499	SEK	148,210	—	272,634
HSBC	06/2017	USD	241	THB	8,300	1,195	—
JPM	05/2017	BRL	1,850	USD	582	1,853	1,505
JPM	06/2017	IDR	156,072,000	USD	11,672	5,920	19,768

31      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

JPM	06/2017	INR	497,000	USD	7,712	$—	$18,328
JPM	05/2017 - 06/2017	MXN	475,100	USD	23,942	1,111,603	—
JPM	06/2017	MYR	3,230	USD	729	15,766	—
JPM	06/2017	PEN	2,300	USD	697	8,498	—
JPM	06/2017	RUB	566,700	USD	9,533	321,843	—
JPM	05/2017	USD	589	BRL	1,850	6,322	—
JPM	06/2017	USD	65	CLP	43,000	970	—
JPM	06/2017	USD	102,923	EUR	97,020	—	2,998,631
JPM	06/2017	USD	129	HUF	37,000	577	—
JPM	06/2017	USD	184	IDR	2,485,000	—	1,094
JPM	06/2017	USD	24,559	JPY	2,799,000	—	593,141
JPM	06/2017	USD	6,058	KRW	6,922,000	—	29,137
JPM	05/2017	USD	177	MXN	3,400	—	3,039
JPM	06/2017	USD	4,735	MYR	21,185	—	149,633
JPM	06/2017	USD	4,429	PHP	225,000	—	38,879
JPM	06/2017	USD	165	PLN	640	—	22
JPM	06/2017	USD	1,450	RON	6,215	—	42,570
JPM	09/2017	USD	4,025	RUB	233,600	65,393	—
JPM	06/2017	USD	1,632	SGD	2,300	—	15,415
JPM	06/2017	USD	79	TRY	300	—	3,983
JPM	06/2017	USD	12,695	TWD	388,000	—	172,572
JPM	06/2017	USD	82	ZAR	1,140	—	2,991
TDB	05/2017	BRL	29,900	USD	9,348	69,237	—
TDB	09/2017	PLN	9,540	USD	2,342	115,094	—
TDB	05/2017 - 06/2017	USD	14,465	BRL	45,460	185,948	—
TDB	05/2017	USD	1,439	MXN	29,600	—	128,929

Total Unrealized Appreciation and Depreciation						$7,132,216	$11,803,190

Futures Contracts as of April 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Mexican Bolsa Index	MDX	Buy	6/16/17	610	$15,972,229	$643,640
Mini MSCI Emerging Market Index	NYF	Sell	6/16/17	599	29,321,050	(1,615,635)
Nikkei 225 Index	TYOE	Sell	6/8/17	39	6,717,201	13,899
S&P 500 E-Mini Index	CME	Sell	6/16/17	134	15,949,350	(147,951)
STOXX Europe 600 Index	EUX	Sell	6/16/17	4,486	93,700,550	(4,175,184)
United States Treasury Long Bonds	CBT	Buy	6/21/17	225	34,417,969	145,443
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/17	34	4,274,438	(15,463)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	1,456	172,399,500	880,635
United States Ultra Bonds	CBT	Buy	6/21/17	265	43,178,438	728,284

						$(3,542,332)

32      OPPENHEIMER GLOBAL ALLOCATION FUND

Over-the-Counter Currency Swap at April 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Value

		Six-Month USD
BOA	Pay	BBA LIBOR	6.335%	3/23/20 INR	212,410 INR	3,253	$141,197

Centrally Cleared Interest Rate Swaps at April 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BNP	Pay	BZDI	9.968%	1/4/21 BRL	6,075	$(2,137)
DEU	Pay	BZDI	9.975	1/4/21 BRL	6,075	(1,798)
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22 MXN	41,358	8,642
		MXN TIIE
JPM	Pay	BANXICO	7.160	4/4/19 MXN	268,800	(8,616)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22 USD	1,965	(19,813)

Total Centrally Cleared Interest Rate Swaps						$(23,722)

Over-the-Counter Interest Rate Swaps at April 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290%	10/27/18 MYR	10,430	$(9,822)
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470	10/27/21 MYR	17,050	(41,440)
CITNA-B	Pay	BZDI	10.910	1/2/23 BRL	20,400	42,225
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	5.175	4/20/20 COP	9,387,500	19,019
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26 COP	3,129,000	64,925
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700	3/8/19 COP	14,175,000	50,470

Total Over-the-Counter Interest Rate Swaps						$125,377

Over-the-Counter Total Return Swaps at April 30, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

			One-Month USD
			BBA LIBOR plus
NDDUMAF Index	GSCOI	Receive	40 basis points	5/12/17 USD	15,095	$566,218
			One-Month USD
			BBA LIBOR plus
NDEUSRU Index	BOA	Receive	88 basis points	6/20/17 USD	13,880	339,962

33      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
			One-Month USD
			BBA LIBOR minus
NDEUSSA Index	BOA	Receive	5 basis points	7/25/17 USD	15,726	$242,089

Total Over-the-Counter Total Return Swaps						$1,148,269

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

34      OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NDDUMAF	MSCI Malaysia NETR USD Index
NDEUSRU	MSCI Daily Emerging Markets Russia Net Total Return US Dollar Index
NDEUSSA	MSCI Emerging Africa South Africa NETR USD Index
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
MDX	Mexican Derivatives Market
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,129,986,967)	$1,277,891,055
Affiliated companies (cost $255,500,874)	257,477,284
1,535,368,339
Cash	5,619,796
Cash—foreign currencies (cost $228,091)	225,992
Cash used for collateral on centrally cleared swaps	230,249
Unrealized appreciation on forward currency exchange contracts	7,132,216
Swaps, at value	1,466,105
Centrally cleared swaps, at value	8,642
Receivables and other assets:
Investments sold	6,390,929
Interest and dividends	5,544,526
Shares of beneficial interest sold	861,289
Variation margin receivable	258,305
Other	361,396
Total assets	1,563,467,784
Liabilities
Unrealized depreciation on forward currency exchange contracts	11,803,190
Swaps, at value	51,262
Centrally cleared swaps, at value	32,364
Payables and other liabilities:
Investments purchased	3,827,262
Shares of beneficial interest redeemed	1,727,750
Trustees’ compensation	516,763
Distribution and service plan fees	294,440
Variation margin payable	154,174
Foreign capital gains tax	133,239
Shareholder communications	13,108
Other	76,267
Total liabilities	18,629,819

Net Assets	$1,544,837,965

Composition of Net Assets
Par value of shares of beneficial interest	$841,878
Additional paid-in capital	1,833,767,567
Accumulated net investment loss	(6,459,512)
Accumulated net realized loss on investments and foreign currency transactions	(426,943,518)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	143,631,550
Net Assets	$1,544,837,965

36      OPPENHEIMER GLOBAL ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,153,648,223 and 62,423,554 shares of beneficial interest outstanding)	$18.48

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.61
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,066,530 and 679,323 shares of beneficial interest outstanding)	$17.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $241,357,336 and 13,584,971 shares of beneficial interest outstanding)	$17.77
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $25,523,067 and 1,382,914 shares of beneficial interest outstanding)	$18.46
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,565,099 and 2,125,007 shares of beneficial interest outstanding)	$18.15
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $73,677,710 and 3,992,059 shares of beneficial interest outstanding)	$18.46

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,229,896
Dividends	3,944
Net expenses	(166,520)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,067,320

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	3,543,443
Dividends	154,546
Net expenses	(204,862)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	3,493,127

Total allocation of net investment income from master funds	5,560,447

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $371,521)	9,509,384
Affiliated companies	870,544

Interest (net of foreign withholding taxes of $138,088)	5,589,253

Total investment income	15,969,181

Expenses
Management fees	5,905,194

Distribution and service plan fees:
Class A	1,356,835
Class B	72,106
Class C	1,165,670
Class R	92,101

Transfer and shareholder servicing agent fees:
Class A	1,232,276
Class B	15,950
Class C	257,696
Class I	3,567
Class R	41,049
Class Y	73,792

Shareholder communications:
Class A	27,130
Class B	2,077
Class C	6,171
Class I	88
Class R	710
Class Y	650

Custodian fees and expenses	57,056

Trustees’ compensation	18,631

Borrowing fees	13,802

Other	171,837

Total expenses	10,514,388

38      OPPENHEIMER GLOBAL ALLOCATION FUND

Expenses (Continued)
Less waivers and reimbursements of expenses	$(531,860)

Net expenses	9,982,528

Net Investment Income	11,547,100

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)	10,732,136
Affiliated companies	149,734
Closing and expiration of futures contracts	(14,278,375)
Foreign currency transactions	9,079,734
Swap contracts	4,508,233

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	179,516
Oppenheimer Master Loan Fund, LLC	480,095

Net realized gain	10,851,073

Net change in unrealized appreciation/depreciation on:
Investment transactions	91,069,688
Translation of assets and liabilities denominated in foreign currencies	(11,582,326)
Futures contracts	(620,176)
Swap contracts	281,590

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(987,050)
Oppenheimer Master Loan Fund, LLC	200,149

Net change in unrealized appreciation/depreciation	78,361,875

Net Increase in Net Assets Resulting from Operations	$100,760,048

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$11,547,100	$18,273,225

Net realized gain (loss)	10,851,073	(15,866,802)

Net change in unrealized appreciation/depreciation	78,361,875	35,699,082

Net increase in net assets resulting from operations	100,760,048	38,105,505

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,763,035)	(18,412,487)
Class B	(409,300)	(321,701)
Class C	(6,145,060)	(2,844,253)
Class I	(691,601)	(180,458)
Class R	(1,010,838)	(512,956)
Class Y	(1,930,158)	(849,669)

	(40,949,992)	(23,121,524)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(30,837,268)	(75,162,877)
Class B	(6,752,635)	(14,955,147)
Class C	(6,251,167)	(10,506,659)
Class I	1,089,056	21,912,567
Class R	(236,760)	323,979
Class Y	9,998,900	14,335,715

	(32,989,874)	(64,052,422)

Net Assets
Total increase (decrease)	26,820,182	(49,068,441)

Beginning of period	1,518,017,783	1,567,086,224

End of period (including accumulated net investment income (loss) of $(6,459,512) and $22,943,380, respectively)	$1,544,837,965	$1,518,017,783

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$17.77	$17.58	$17.43	$17.27	$14.70	$14.81

Income (loss) from investment operations:
Net investment income[2]	0.15	0.23	0.24	0.27	0.34	0.33
Net realized and unrealized gain (loss)	1.05	0.23	0.15	0.21	2.41	(0.04)

Total from investment operations	1.20	0.46	0.39	0.48	2.75	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.27)	(0.24)	(0.32)	(0.18)	(0.40)

Net asset value, end of period	$18.48	$17.77	$17.58	$17.43	$17.27	$14.70

Total Return, at Net Asset Value[3]	6.94%	2.72%	2.26%	2.85%	18.81%	2.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,153,648	$1,139,315	$1,203,181	$1,279,187	$1,369,331	$1,294,433

Average net assets (in thousands)	$1,130,069	$1,150,095	$1,247,197	$1,336,323	$1,327,442	$1,358,002

Ratios to average net assets:[4,5]
Net investment income	1.66%	1.33%	1.39%	1.58%	2.11%	2.29%
Expenses excluding specific expenses listed below	1.34%	1.34%	1.33%	1.37%	1.43%	1.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.34%	1.34%	1.33%	1.37%	1.43%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.28%	1.28%	1.30%	1.35%	1.38%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%
Year Ended October 31, 2013	1.44%
Year Ended October 31, 2012	1.46%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL ALLOCATION FUND

Class B	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$17.12	$16.99	$16.86	$16.76	$14.30	$14.43

Income (loss) from investment operations:
Net investment income[2]	0.07	0.09	0.11	0.13	0.19	0.20
Net realized and unrealized gain (loss)	1.01	0.23	0.14	0.21	2.34	(0.02)

Total from investment operations	1.08	0.32	0.25	0.34	2.53	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.19)	(0.12)	(0.24)	(0.07)	(0.31)

Net asset value, end of period	$17.76	$17.12	$16.99	$16.86	$16.76	$14.30

Total Return, at Net Asset Value[3]	6.49%	1.99%	1.45%	2.05%	17.72%	1.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,067	$18,396	$33,478	$56,317	$84,161	$102,131

Average net assets (in thousands)	$14,577	$24,510	$42,919	$69,381	$91,497	$119,580

Ratios to average net assets:[4,5]
Net investment income	0.87%	0.54%	0.63%	0.79%	1.24%	1.46%
Expenses excluding specific expenses listed below	2.12%	2.12%	2.08%	2.21%	2.42%	2.41%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.12%	2.12%	2.08%	2.21%	2.42%	2.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.06%	2.03%	2.09%	2.22%	2.20%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.14%
Year Ended October 31, 2016	2.13%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.22%
Year Ended October 31, 2013	2.43%
Year Ended October 31, 2012	2.41%

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$17.13	$17.00	$16.88	$16.78	$14.31	$14.44

Income (loss) from investment operations:
Net investment income[2]	0.08	0.10	0.11	0.14	0.22	0.22
Net realized and unrealized gain (loss)	1.01	0.23	0.14	0.21	2.33	(0.03)

Total from investment operations	1.09	0.33	0.25	0.35	2.55	0.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.20)	(0.13)	(0.25)	(0.08)	(0.32)

Net asset value, end of period	$17.77	$17.13	$17.00	$16.88	$16.78	$14.31

Total Return, at Net Asset Value[3]	6.54%	1.97%	1.50%	2.10%	17.90%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241,357	$238,771	$247,445	$262,594	$281,444	$267,392

Average net assets (in thousands)	$236,312	$240,948	$256,637	$275,145	$273,813	$284,820

Ratios to average net assets:[4,5]
Net investment income	0.90%	0.58%	0.64%	0.83%	1.39%	1.58%
Expenses excluding specific expenses listed below	2.09%	2.09%	2.08%	2.12%	2.14%	2.17%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.09%	2.09%	2.08%	2.12%	2.14%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.03%	2.03%	2.05%	2.06%	2.09%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

45      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%
Year Ended October 31, 2013	2.15%
Year Ended October 31, 2012	2.17%

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER GLOBAL ALLOCATION FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$17.75	$17.56	$17.41	$17.25	$14.69	$14.98

Income (loss) from investment operations:
Net investment income[3]	0.18	0.29	0.31	0.32	0.34	0.37
Net realized and unrealized gain (loss)	1.06	0.25	0.16	0.24	2.48	(0.53)

Total from investment operations	1.24	0.54	0.47	0.56	2.82	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.35)	(0.32)	(0.40)	(0.26)	(0.13)

Net asset value, end of period	$18.46	$17.75	$17.56	$17.41	$17.25	$14.69

Total Return, at Net Asset Value[4]	7.18%	3.18%	2.71%	3.32%	19.35%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,523	$23,444	$747	$3,031	$775	$10

Average net assets (in thousands)	$24,003	$9,808	$877	$1,075	$147	$10

Ratios to average net assets:[5,6]
Net investment income	2.10%	1.66%	1.74%	1.90%	2.01%	3.78%
Expenses excluding specific expenses listed below	0.90%	0.85%	0.88%	0.94%	0.92%	0.94%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.90%	0.85%	0.88%	0.94%	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.79%	0.83%	0.87%	0.84%	0.89%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

47      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%
Year Ended October 31, 2013	0.93%
Period Ended October 31, 2012	0.94%

See accompanying Notes to Consolidated Financial Statements.

48    OPPENHEIMER GLOBAL ALLOCATION FUND

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$17.47	$17.29	$17.15	$17.01	$14.48	$14.60

Income (loss) from investment operations:
Net investment income[2]	0.12	0.18	0.20	0.23	0.29	0.29
Net realized and unrealized gain (loss)	1.03	0.24	0.14	0.20	2.38	(0.04)

Total from investment operations	1.15	0.42	0.34	0.43	2.67	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.24)	(0.20)	(0.29)	(0.14)	(0.37)

Net asset value, end of period	$18.15	$17.47	$17.29	$17.15	$17.01	$14.48

Total Return, at Net Asset Value[3]	6.79%	2.51%	1.98%	2.56%	18.52%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,565	$37,321	$36,537	$39,483	$43,683	$44,700

Average net assets (in thousands)	$37,647	$36,498	$38,398	$42,159	$44,174	$50,331

Ratios to average net assets:[4,5]
Net investment income	1.41%	1.09%	1.14%	1.33%	1.86%	2.05%
Expenses excluding specific expenses listed below	1.59%	1.59%	1.58%	1.63%	1.68%	1.70%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.59%	1.59%	1.58%	1.63%	1.68%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.53%	1.53%	1.56%	1.60%	1.62%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

49      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%
Year Ended October 31, 2013	1.69%
Year Ended October 31, 2012	1.70%

See accompanying Notes to Consolidated Financial Statements.

50      OPPENHEIMER GLOBAL ALLOCATION FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$17.75	$17.56	$17.42	$17.26	$14.69	$14.80

Income (loss) from investment operations:
Net investment income[2]	0.17	0.28	0.29	0.32	0.40	0.38
Net realized and unrealized gain (loss)	1.05	0.23	0.14	0.22	2.41	(0.03)

Total from investment operations	1.22	0.51	0.43	0.54	2.81	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.32)	(0.29)	(0.38)	(0.24)	(0.46)

Net asset value, end of period	$18.46	$17.75	$17.56	$17.42	$17.26	$14.69

Total Return, at Net Asset Value[3]	7.09%	2.97%	2.47%	3.17%	19.26%	2.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,678	$60,771	$45,698	$40,652	$37,264	$31,958

Average net assets (in thousands)	$67,768	$52,148	$42,596	$39,075	$33,958	$33,356

Ratios to average net assets:[4,5]
Net investment income	1.90%	1.63%	1.63%	1.86%	2.47%	2.65%
Expenses excluding specific expenses listed below	1.09%	1.09%	1.08%	1.09%	1.06%	1.09%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.09%	1.09%	1.08%	1.09%	1.06%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%	1.03%	1.02%	0.98%	1.01%

Portfolio turnover rate	13%	84%	83%	43%	37%	59%

51      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.11%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%
Year Ended October 31, 2013	1.07%
Year Ended October 31, 2012	1.09%

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures,

53      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 899 shares with net assets of $4,388,033 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$4,388,033
Net income (loss)	$(34,357)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that

54      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

55      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

56      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

Expiring

2017	$410,473,446
No expiration	34,819,885

Total	$445,293,331

At period end, it is estimated that the capital loss carryforwards would be $410,473,446 expiring by 2017 and $23,968,812, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $10,851,073 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,388,299,382
Federal tax cost of other investments	(120,783,998)

Total federal tax cost	$1,267,515,384

Gross unrealized appreciation	$271,084,273
Gross unrealized depreciation	(130,264,264)

Net unrealized appreciation	$140,820,009

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

57      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

58      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those

59      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$68,908,465	$104,067,098	$—	$172,975,563
Consumer Staples	40,889,020	45,355,437	—	86,244,457
Energy	22,173,343	9,805,349	—	31,978,692
Financials	86,440,200	73,352,568	4	159,792,772
Health Care	69,055,985	34,973,028	—	104,029,013
Industrials	45,084,844	94,575,374	—	139,660,218
Information Technology	133,794,498	64,430,666	—	198,225,164
Materials	18,758,672	15,328,593	351	34,087,616
Telecommunication Services	8,090,804	23,656,121	—	31,746,925

60      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Utilities	$8,773,112	$2,360,837	$—	$11,133,949
Preferred Stocks	172,509	4,973,523	—	5,146,032
U.S. Government Obligations	—	131,748,589	—	131,748,589
Foreign Government Obligations	—	77,317,565	—	77,317,565
Non-Convertible Corporate Bond and Note	—	225,557	—	225,557
Investment Companies	157,638,197	193,418,030	—	351,056,227

Total Investments, at Value	659,779,649	875,588,335	355	1,535,368,339
Other Financial Instruments:
Swaps, at value	—	1,466,105	—	1,466,105
Centrally cleared swaps, at value	—	8,642	—	8,642
Futures contracts	2,411,901	—	—	2,411,901
Forward currency exchange contracts	—	7,132,216	—	7,132,216

Total Assets	$662,191,550	$884,195,298	$355	$1,546,387,203

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(51,262)	$—	$(51,262)
Centrally cleared swaps, at value	—	(32,364)	—	(32,364)
Futures contracts	(5,954,233)	—	—	(5,954,233)
Forward currency exchange contracts	—	(11,803,190)	—	(11,803,190)

Total Liabilities	$(5,954,233)	$(11,886,816)	$—	$(17,841,049)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$–	$(1,424,178)	$1,424,178	$–
Financials	–	(712,716)	712,716	–
Information Technology	11,612,844	–	–	(11,612,844)
Materials	5,017,079	–	–	(5,017,079)

Total Assets	$16,629,923	$(2,136,894)	$2,136,894	$(16,629,923)

61      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

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4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.6% of Master Loan and 27.1% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

63      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

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5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

65      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $383,760,489 and $639,481,646, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement

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6. Use of Derivatives (Continued)

of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $340,663,651 and $243,065,404 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $418,857 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities

67      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2016	–	$–
Options written	2,439,103,500	2,837,491
Options exercised	(2,439,103,500)	(2,837,491)

Options outstanding as of April 30, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance

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6. Use of Derivatives (Continued)

bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $939,000 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $8,375,117 and $17,502,027 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific

69      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $71,984,724 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

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6. Use of Derivatives (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,324,152.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

71      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,264,950	$(1,253,856)	$–	$(1,011,094)	$–
Barclays Bank plc	166,596	(166,596)	–	–	–
Citibank NA	2,370,831	(2,370,831)	–	–	–
Deutsche Bank AG	520,058	(352,140)	–	–	167,918
Goldman Sachs Bank USA	191,093	(191,093)	–	–	–
Goldman Sachs International	585,237	–	(4,152)	–	581,085
HSBC Bank USA NA	475,137	(475,137)	–	–	–
JPMorgan Chase Bank NA	1,654,140	(1,654,140)	–	–	–

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Toronto Dominion Bank	$370,279	$(128,929)	$–	$–	$241,350

	$8,598,321	$(6,592,722)	$(4,152)	$(1,011,094)	$990,353

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(1,253,856)	$1,253,856	$–	$–	$–
Barclays Bank plc	(272,048)	166,596	105,452	–	–
BNP Paribas	(3,539)	–	–	–	(3,539)
Citibank NA	(4,035,623)	2,370,830	1,339,032	–	(325,761)
Deutsche Bank AG	(352,140)	352,140	–	–	–
Goldman Sachs Bank USA	(288,133)	191,093	97,040	–	–
HSBC Bank USA NA	(1,429,476)	475,137	641,976	–	(312,363)
JPMorgan Chase Bank NA	(4,090,708)	1,654,140	2,436,568	–	–
Toronto Dominion Bank	(128,929)	128,929	–	–	–

	$(11,854,452)	$6,592,721	$4,620,068	$–	$(641,663)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

73      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Equity contracts	Swaps, at value	$1,148,269
Forward currency exchange contracts	Swaps, at value	141,197
Interest rate contracts	Swaps, at value	176,639	Swaps, at value	$51,262
Interest rate contracts	Centrally cleared swaps, at value	8,642	Centrally cleared swaps, at value	32,364
Equity contracts	Variation margin receivable	68,993*	Variation margin payable	154,174*
Interest rate contracts	Variation margin receivable	189,312*
Forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts	7,132,216	Unrealized depreciation on forward currency exchange contracts	11,803,190

Total		$8,865,268		$12,040,990

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$ —	$ —	$ —	$ 1,183,736	$ 1,183,736
Equity contracts	(378,287)	(1,607,297)	—	3,404,920	1,419,336
Forward currency exchange contracts	(3,056,391)	—	8,944,992	—	5,888,601
Interest rate contracts	—	(8,317,798)	—	(80,423)	(8,398,221)
Volatility contracts	—	(4,353,280)	—	—	(4,353,280)

Total	$ (3,434,678)	$ (14,278,375)	$ 8,944,992	$ 4,508,233	$ (4,259,828)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

74      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$613,486	$613,486
Equity contracts	(4,854,200)	—	(697,852)	(5,552,052)
Forward currency exchange contracts	—	(11,847,800)	141,197	(11,706,603)
Interest rate contracts	4,234,024	—	224,759	4,458,783

Total	$(620,176)	$ (11,847,800)	$281,590	$(12,186,386)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,973,888	$35,010,943	4,318,037	$74,457,689
Dividends and/or distributions reinvested	1,654,334	28,480,372	1,005,177	17,069,106
Redeemed	(5,311,620)	(94,328,583)	(9,660,559)	(166,689,672)

Net decrease	(1,683,398)	$(30,837,268)	(4,337,345)	$(75,162,877)

Class B
Sold	7,226	$123,930	24,548	$409,075
Dividends and/or distributions reinvested	24,311	403,325	19,189	313,734
Redeemed	(426,868)	(7,279,890)	(940,071)	(15,677,956)

Net decrease	(395,331)	$(6,752,635)	(896,334)	$(14,955,147)

Class C
Sold	727,830	$12,439,573	1,699,806	$28,178,400
Dividends and/or distributions reinvested	333,507	5,532,894	155,174	2,541,264
Redeemed	(1,417,300)	(24,223,634)	(2,470,643)	(41,226,323)

Net decrease	(355,963)	$(6,251,167)	(615,663)	$(10,506,659)

Class I
Sold	93,397	$1,666,467	1,332,114	$22,846,875
Dividends and/or distributions reinvested	40,156	691,250	10,439	180,223
Redeemed	(71,458)	(1,268,661)	(64,294)	(1,114,531)

Net increase	62,095	$1,089,056	1,278,259	$21,912,567

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	252,531	$4,424,727	455,469	$7,700,149
Dividends and/or distributions reinvested	56,331	953,123	29,342	489,318
Redeemed	(320,450)	(5,614,610)	(461,073)	(7,865,488)

Net increase (decrease)	(11,588)	$(236,760)	23,738	$323,979

Class Y
Sold	1,285,017	$22,718,925	2,947,398	$51,042,862
Dividends and/or distributions reinvested	97,008	1,669,680	42,758	726,535
Redeemed	(813,618)	(14,389,705)	(2,169,062)	(37,433,682)

Net increase	568,407	$9,998,900	821,094	$14,335,715

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$194,583,864	$245,697,317
U.S. government and government agency obligations	—	25,415,833

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.79% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the

76      OPPENHEIMER GLOBAL ALLOCATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	89,130
Accumulated Liability as of April 30, 2017	305,984

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be

77      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2017	$131,102	$992	$6,285	$12,354	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $17,468.

78      OPPENHEIMER GLOBAL ALLOCATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$56,058
Class B	673
Class C	11,714
Class R	1,873
Class Y	3,457

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $440,617 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

79      OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Allocation Fund	12/22/16	16.1%	40.3%	43.6%

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OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83      OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET. Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2017 OppenheimerFunds Distributor, Inc. All rights reserved. RS0257.001.0417 June 23, 2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund		HFRX Global Hedge Fund Index

	Without Sales Charge	With Sales Charge
6-Month	1.64%	-4.20%	3.86%
1-Year	3.85	-2.12	6.21
5-Year	3.90	2.68	1.41
10-Year	2.15	1.55	-0.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.64% for the 6-month reporting period ending 4/30/17. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index (“Index”), which returned 3.86% during the same period, by 222 basis points (“bps”). The Fund also underperformed the Morningstar Multialternative Funds category average, which produced a return of 2.84%, by 120 bps. Over the one-year and three-year periods ended 4/30/17, the Fund ranked in the 51st percentile (209 out of 410 funds) and 30th percentile (74 out of 245 funds) of its Morningstar peer group for total return, respectively. For the five-year and ten-year periods ended 4/30/17, the Fund ranked in the 18th percentile (28 out of 153 funds) and 24th percentile (10 out of 39 funds), respectively, although the 10-year ranking includes time periods before the current portfolio manager began managing the Fund. All three of our strategies, Long/Short Equity, Long/Short Credit and Long/Short Macro generated positive absolute returns but detracted from relative performance during the period.

The Fund offers the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund is able to invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible. Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities that emerge from change.

The Fund continues to deliver on its value proposition of effective diversification combined with low volatility (3.59% standard deviation during the 12-month period ended 4/30/17, which is very low volatility on an absolute basis), good downside risk mitigation and high risk-adjusted returns. Two key measures of those risk-adjusted returns are the Sharpe ratio (which penalizes both upside and downside volatility) and the Sortino ratio (which penalizes only downside volatility). For the five year period ended 4/30/17 (the time that Michelle Borré has managed the strategy), the Fund has

3 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

been ranked in the 3rd percentile of the Morningstar Multialternative peer group for Sharpe ratio and the 2nd percentile for Sortino ratio, right near the top of the class. Moreover, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of the index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the five year period ending 4/30/17, the Fund’s upside capture has been 84% of the Index and its downside capture has been just 22%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In contrast, the Morningstar Multialternative peer group average captured 80% of the upside of the Index but also 79% of the downside over the same period. In our view, these risk-adjusted returns and upside/downside capture ratios are a testament to the Fund’s intelligent blending of multiple strategies across different asset classes.

MARKET OVERVIEW

Risk assets around the world have rallied since Trump’s election victory in November. For example, the S&P 500 Index has generated a total return of 11.25% from 11/9/16 to 4/28/17 while the FTSE 100 Index has climbed 6.23%, the Nikkei 225 Index has risen 19.27%, the MSCI Emerging Markets Index has risen 12.09%, and WTI crude oil has climbed 8.97% over the same period. Significantly, this means that valuations have become even more stretched. Against this backdrop, interest rates have climbed higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 2.28% by the end of the reporting period for an increase of 43 bps. In addition, as the yield on the 10-year Treasury backed up in the fourth quarter, fixed income came under pressure, with the Bloomberg Barclays U.S. Aggregate Bond Index falling 2.98%. In our view, Treasuries could become less helpful to investors during market selloffs or rising rate environments, in part because they offer paltry yields, making the risk/reward tradeoff unattractive. This is especially true as the Federal Reserve (“Fed”) continues to normalize rates and starts to normalize its balance sheet.

The periodic sharp declines in the equity markets combined with spikes in volatility over the past 18 months, including the first six weeks of 2016 and the two days following the “Brexit” vote in the UK, suggest that investors should remain mindful of risk. The Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved, as does the debt crisis in Greece. China and other emerging markets are facing slower long-term growth. Many developed markets are stuck in low gear, and numerous countries in

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the Eurozone face persistently slow growth combined with structural issues that are proving difficult to resolve.

More broadly, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the UK surprised the capital markets by electing to leave the European Union (“EU”). In other countries, voter dissatisfaction with ruling parties continues to grow. For example, German Chancellor Angela Merkel’s Christian Democratic Union has posted several disappointing losses in regional elections, due in part to voter anger over Germany’s acceptance of approximately one million refugees from the Middle East and Africa. Joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. In short, the chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. Austria came close to electing a far right candidate in its presidential election last December. Voters in Italy rejected a constitutional referendum, causing Prime Minister Matteo Renzi to resign in December. Although France elected the more centrist candidate Emmanuel Macron as President after the reporting period ended in May, Germany will hold national elections in

September and Italy will hold them in 2018.We do not know what the outcome of these elections will be, but we believe the results have the potential to create additional stress on the EU. Simply put, we believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Meanwhile, voter dissatisfaction was on full display in the U.S. as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the Republicans swept Congress for the first time in 15 years. Each of these elections has the potential to create significant geopolitical change that could increase volatility in the capital markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing (“QE”)-supported market of 2009-2014 and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income investments. Part of this broader toolkit could include the ability to take short positions that can actually profit from market declines.

FUND REVIEW

Long and Short Equity Strategy. This strategy generated positive absolute returns although it detracted from relative performance versus the Index during the reporting period. The top contributors were our long positions in Apple, M&T Bank and

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UnitedHealth Group. In contrast, the biggest detractors were our short positions in Subsea 7, Charter Communications and Boeing.

Top Contributors

Our long position in Apple Inc. (AAPL) contributed to performance as the company benefitted from a solid product cycle for the iPhone 7. This success was enhanced by domestic carrier marketing support for that product as well as the lack of effective competition from Samsung. We expect the momentum to continue as there is significant customer interest surrounding the company’s upcoming release of the iPhone 8. Furthermore, AAPL’s management team continues to receive positive reviews for its capital allocation strategy, which has helped to return cash to shareholders.

Our long position in M&T Bank (MTB) contributed to performance in part because investors expect the company to be an outsized beneficiary of lower corporate tax rates and higher domestic interest rates. A lower tax rate would benefit MTB because it generates almost 100% of its earnings in the U.S. and its effective federal rate approaches the maximum of 35%. Rising short-term interest rates have also started to benefit the company’s earnings because its loans are repricing more quickly than its deposits. This dynamic was evident in first quarter financial results, as the bank’s net interest margin expanded significantly.

Similarly, our long position in UnitedHealth Group (UNH) contributed to performance on the back of a favorable outlook for managed care following Trump’s election victory, strong earnings guidance from management for 2017, and earnings results that were better than expected in each of the last two quarters.

Largest Detractors

Our short position in Subsea 7 (SUBC NO), a UK-based offshore engineering and construction company, detracted from performance. Our short underperformed as the stock moved higher on the back of three successive upside surprises in quarterly earnings before interest, taxes and depreciation. The company benefitted from the timing of project completions with no execution mistakes. Despite management’s guidance that earnings before interest, tax, depreciation and amortization (“EBITDA”) margins in 2017 would come in “significantly” below the levels achieved in 2016, the announcement of a special dividend of NOK (Norwegian Krone) 5.00 per share helped support the stock. This announcement also offset market concerns that the company could see 20% of its vessel contracts cancelled by Brazil (with no recourse) during the year, and concerns that the company’s book to bill was below 1.0x due to weaker-than-expected orders for new projects.

Our short position in Charter Communications (CHTR) detracted from

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performance for several reasons. First, investors pushed the stock up in anticipation of potential synergies from the acquisition of Time Warner Cable. Second, the company benefitted from a shift in investor expectations that the Trump administration could lead to a more market-friendly environment with less regulation and a more dovish approach to antitrust enforcement. We exited this position during the reporting period.

Our short position in Boeing (BA), a U.S.-based aerospace company that manufactures commercial jetliners and defense, space, and security systems, also detracted from performance. The stock has run up on expectations that the company could benefit from rising free cash flow ($8 billion in 2016 to $12 billion by 2020) due to the ramp up of the 737 and 787 programs. Investors also expect management to return that cash to shareholders through dividends and share buybacks. In addition, the company has benefitted from the timing of advances/ receipts that have resulted in higher operating cash flow than expected. Nonetheless, we believe there are risks to the view that wide-body planes are facing softness in end demand, which in turn could put production goals for the 787 program at risk. Moreover, we believe there are risks that the 737 production ramp could disappoint investors as a result of customer deferrals.

Long and Short Credit & Long and Short Macro Strategies. The Fund’s Long/Short Credit and Long/Short Macro

strategies generated positive absolute returns but detracted from relative performance versus the Index during the reporting period. In terms of individual holdings, the top performers in the period were our long positions in an asset backed security (“ABS”) backed by airplane engines and a corporate bond issued by Lukoil as well as our short position in a preferred stock ETF. The largest three detractors were our position in options that benefit from rising U.S. interest rates, our short position in Malaysian credit and our long position in gold.

Top Contributors

Our long position in an ABS backed by a portfolio of airplane engines contributed to performance. Leasing activity in the engine portfolio during the reporting period was solid, which resulted in robust cash flow and an accelerated paydown of principal on the bonds. We took advantage of this development to exit the position during the period.

Our short position in the iShares Preferred Stock ETF (PFF) also contributed to performance. We shorted this security in October 2016 to hedge our long position in preferred securities of certain financial institutions, as we were concerned that fallout from Deutsche Bank’s looming settlement with the Department of Justice (“DoJ”) and potential consequences from the Italian referendum could adversely affect holdings in preferred stocks. Although both of these events developed favorably for our underlying

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positions, our short position also contributed to performance because of the negative impact of rising rates on long duration fixed rate securities like preferred stocks. Since the impact of the Italian referendum was benign, we covered much of our short position in the fourth quarter, and we covered the remainder in early 2017 following Deutsche Bank’s announced settlement with the DoJ.

Similarly, our long position in the unsecured debt of Lukoil, a Russian integrated oil company, helped performance. Stabilization in the oil price combined with Lukoil’s low leverage and consistent cash flow has supported the company’s credit profile, which increased the value of our holdings.

Largest Detractors

Our position in options that benefit from higher U.S. interest rates detracted from performance. We entered this position during the reporting period after taking gains on a similar option position. Rates declined while we owned this position as Trump struggled to implement his pro-growth agenda, and investor expectations faded that the Fed would raise rates quickly.

Our short position in credit of the Malaysian government detracted from performance as well. Malaysia is an energy exporter and a large percentage of the government’s revenue comes from the energy sector. Stabilization in the oil price improved Malaysia’s credit profile. In addition, the introduction of a goods and services tax

(effectively a value-added tax (VAT)) partially offset the decline in government energy revenues. Furthermore, Malaysia conducts significant trade with China. The recovery in the Chinese economy in the second half of 2016 has helped support the Malaysian economy. Lastly, Prime Minister Najib Razak has been the subject of several corruption investigations. In response to these charges, he moved decisively to consolidate power. Although the investigations and voter protests continue, the probability of political turmoil has decreased, which has further supported Malaysia’s credit profile and hurt our short position.

Finally, our long positon in gold (GLD) also detracted from performance as the yellow metal fell marginally by 0.70% (or $9) to $1,268 per troy ounce. Gold bullion, which started the period at $1,277 per ounce, began to fall on the day after the U.S. presidential election. It bottomed in mid-December before reversing course and rising through the end of the reporting period. Gold initially dropped on expectations that a Trump administration would lead to fiscal stimulus, lower taxes, less regulation, faster economic growth, a stronger dollar and higher interest rates. It rebounded as investor expectations that Trump could implement his aggressive pro-growth policies began to fade. Earlier in 2016, investors had bid up the price of the metal as a safe haven play, a warrant against monetary policy going off the rails and a potential hedge against competitive currency debasement. For 2016, the price of gold climbed 8.2% (or $87) to $1,147 per ounce. This was the first annual

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increase in the gold price in the last four years. In 2017, the price of gold appreciated by 10.55% through the end of the reporting period.

STRATEGY AND OUTLOOK

The macro environment remains complex. In the wake of Trump’s election victory, and the chaotic nature of his administration thus far, we expect to see cross currents throughout 2017. Although Republicans swept the White House, Senate and House of Representatives, legislative action still requires the approval of Congress. Since Republicans hold only a slim majority in the Senate (52 to 48), this may be a challenging task.

Trump has discussed providing fiscal stimulus through a combination of corporate, personal and offshore cash tax cuts. If the new administration reduces the corporate tax rate, we believe this could help domestic companies much more than international companies (which presumably already take advantage of lower tax rates in other jurisdictions). In particular, a reduction in the tax rate to 15% (a level Trump repeatedly discussed on the campaign trail) could boost earnings for certain companies by 20% or more. In addition, a tax cut on cash held offshore could incentivize companies to repatriate that capital and put it to work in the U.S. or pay it out to shareholders through buybacks or dividends. The Fund already had a home bias before the election, and Trump’s victory made that bias more acute. In addition, we are now more favorable on companies that pay a high tax rate in the U.S. or that hold significant amounts of cash offshore, as they could be major beneficiaries of changes to the tax code. We believe the financial benefit to companies from any such tax changes would appear fairly quickly after those changes were implemented.

In addition, Trump has spoken about spending up to $1 trillion on infrastructure over a number of years. We believe this kind of investment could be very stimulative for GDP, but we recognize that acceleration in growth would only take place in the early years of the program. After that, the higher level of spending would become part of the base, and growth would taper off. Beyond that, there is currently $19.9 trillion in outstanding U.S. government debt. Depending on how an infrastructure program is funded, that number could grow meaningfully during the Trump administration, bringing out the deficit hawks (typically Republicans) in Washington. More broadly, this stimulus is slated to occur late in the economic cycle and during a tight labor market, which is unusual. As a result, it could cause wage pressures to build further, which in turn could cause inflation to rise more than expected.

Private equity investor Wilbur Ross is the Secretary of Commerce. Both Trump and Ross in the past have expressed antipathy toward what they consider to be bad trade deals (e.g., NAFTA, Trans-Pacific Partnership, etc.). While no one knows precisely what the new administration’s trade policies will be, we do know that trade barriers tend to

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make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time. We also know that trade barriers erected in the U.S. won’t necessarily result in the closure of manufacturing capacity in other countries. What this might mean for certain goods (e.g., Chinese steel facing tariffs in the U.S.) is that there could be an undersupply in the U.S., which would be inflationary, and could spark demand for new capacity, which in turn could spark domestic investment. Of course, this investment could rely more on automation than manual labor and create fewer jobs than expected. At the same time, however, there could be excess supply in foreign markets, which would be deflationary. This mismatch of supply and demand—created by artificial trade barriers—tends to depress global trade and slow economic growth in the long term. It could also be another catalyst that helps push the dollar higher versus certain foreign currencies, which would likely put downward pressure on commodity prices and the earnings of some S&P 500 companies.

Moreover, we believe the kinds of changes to immigration policy that Trump has discussed would tend to be negative for growth in the long run, although the impact might not be apparent immediately. In particular, population growth is an important driver of economic growth, so restricting immigration could be a drag on GDP. Recent experiences in Japan and Europe make clear that it is difficult to generate robust economic growth with little to no population growth.

Finally, there are three open seats on the Federal Reserve Open Market Committee today and the current terms of Chairperson Janet Yellen and Vice Chair Stan Fischer expire in February and June of 2018, respectively. (The terms of Yellen and Fischer as Fed governors continue beyond those dates.) This means Trump could get to appoint three people to the Fed along with new leadership in the next year. If Trump and a newly reconstituted Fed are more hawkish than investors currently expect, then the new administration could ultimately shift the tide away from the current “easy money forever” policies of central banks around the world. The Fed raised rates by 25 bps in December, its second rate hike in 10 years. It then raised rates by 25 bps again in March, its second rate hike in three months. The Fed expects to raise rates twice more in 2017, and then start to normalize its balance sheet later this year, which is effectively additional monetary policy tightening. Moreover, the European Central Bank, the Bank of England, the Bank of Japan and other central banks will ultimately need to taper off negative rates and/or QE just as the Fed did, but the path to rate normalization may not be as smooth. We believe that Trump’s victory or the upcoming national elections in Germany or Italy could ultimately end up being catalysts that accelerate this move toward tighter monetary policy globally. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

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In our view, the U.S. equity market moved meaningfully ahead of earnings growth in 2015-2016, and valuations climbed to the point where U.S. equities were no longer inexpensive. In addition, late cycle warning signs started to flash yellow in 2016. Default rates on both prime and subprime auto loans, senior bank loans, high yield bonds and consumer debt started to tick up. Profit margins for the S&P 500 had peaked and were starting to decline. But the outlook changed when Trump won the election. Although underlying earnings were weak, a reduction in the corporate tax rate could boost those earnings significantly. The timing of any potential tax cut or other stimulus is uncertain, and may not occur until 2018 or later, if at all. The question for investors is whether earnings growth will meaningfully accelerate as the Trump administration’s policies are formulated and eventually implemented. Today that is an unknown.

We also recognize that Trump’s victory has caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates sharply higher as the 10-year yield jumped from 1.83% on November 7 to 2.28% by the end of the reporting period. The bond market has discounted some combination of fiscal stimulus, tax cuts, reduced regulation, faster economic growth and higher inflation, all of which implies additional rate hikes by the Fed. Against this backdrop, the dollar climbed, equities and other risk assets rallied sharply, and bonds (especially those with longer duration) came under pressure, especially during the fourth quarter of 2016. As indicated above, we have become more bearish on fixed income after the election.

We believe the U.S. economy still has attractive growth potential in certain areas, and we are waiting to see what new pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation in different industries including pharmaceuticals, consumer discretionary and technology. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by more than 250% in the last eight years while S&P earnings have grown by just 80%.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a muted return and cross-current heavy world for a while. We believe that the ability

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to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in a muted return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

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Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net

Corporate Bonds & Hybrid Securities	10.5%	0.0%	10.5%

Asset Backed Securities	9.9	0.0	9.9

Bank Loans	8.8	0.0	8.8

Duration Hedges (Bond Futures)	0.0	-1.6	-1.6

Credit Default Swaps	4.4	-7.5	-3.1

LONG/SHORT EQUITY
	Long	Short	Net

Common Stocks	58.8%	-26.1%	32.7%

Equity Like (Private Securities, Swaps)	0.0	-1.4	-1.4

FX Hedges for Equities	-0.9	2.4	1.5

LONG/SHORT MACRO
	Long	Short	Net

Commodities	3.0%	0.0%	3.0%

Currencies	1.5	-8.2	-6.7

Rates	0.0	-3.0	-3.0

Sovereign Debt	4.6	-8.1	-3.5

CASH
	Long	Short	Net

Collateral Cash	24.0%	0.0%	24.0%

Cash Net of Collateral Cash	7.6	0.0	7.6

TOTAL PORTFOLIO
	Long	Short	Net

Long/Short Credit	33.6%	-9.1%	24.5%

Long/Short Equity	57.9	-25.1	32.8

Long/Short Macro	9.1	-19.3	-10.2

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of April 30, 2017. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	1.64%	3.85%	3.90%	2.15%
Class B (QOPBX)	9/1/93	1.25	3.07	3.07	1.63
Class C (QOPCX)	9/1/93	1.25	3.07	3.12	1.38
Class I (QOPIX)	2/28/13	1.85	4.31	4.32*	N/A
Class R (QOPNX)	3/1/01	1.55	3.60	3.62	1.85
Class Y (QOPYX)	12/16/96	1.76	4.11	4.15	2.42

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-4.20%	-2.12%	2.68%	1.55%
Class B (QOPBX)	9/1/93	-3.75	-1.93	2.72	1.63
Class C (QOPCX)	9/1/93	0.25	2.07	3.12	1.38
Class I (QOPIX)	2/28/13	1.85	4.31	4.32*	N/A
Class R (QOPNX)	3/1/01	1.55	3.60	3.62	1.85
Class Y (QOPYX)	12/16/96	1.76	4.11	4.15	2.42

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

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illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Multialternative Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Multialternative Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/17, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Multialternative Funds Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$ 1,000.00	$ 1,016.40	$ 8.84
Class B	1,000.00	1,012.50	12.96
Class C	1,000.00	1,012.50	12.65
Class I	1,000.00	1,018.50	6.63
Class R	1,000.00	1,015.50	10.09
Class Y	1,000.00	1,017.60	7.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.07	8.84
Class B	1,000.00	1,012.00	12.95
Class C	1,000.00	1,012.30	12.65
Class I	1,000.00	1,018.25	6.63
Class R	1,000.00	1,014.83	10.09
Class Y	1,000.00	1,017.26	7.63

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.76%
Class B	2.58
Class C	2.52
Class I	1.32
Class R	2.01
Class Y	1.52

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value
Common Stocks—58.9%
Consumer Discretionary—1.8%
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	163,816	$7,239,029
Household Durables—0.0%
Everyware Global, Inc.[1]	8,735	65,513
Media—1.2%
DISH Network Corp., Cl. A1,2	178,065	11,474,508
Live Nation Entertainment, Inc.[1]	132,430	4,258,949
		15,733,457
Consumer Staples—3.7%
Beverages—0.8%
Coca-Cola Co. (The)	249,670	10,773,260
Tobacco—2.9%
Altria Group, Inc.[2]	291,781	20,944,040
Philip Morris International, Inc.	147,910	16,394,345
		37,338,385
Energy—5.1%
Energy Equipment & Services—0.7%
Halliburton Co.	69,462	3,186,916
Schlumberger Ltd.	84,640	6,144,018
		9,330,934
Oil, Gas & Consumable Fuels—4.4%
Arch Coal, Inc., Cl. A1	436	30,625
Canadian Natural Resources Ltd.	133,867	4,263,974
Chevron Corp.	97,841	10,439,635
ConocoPhillips	214,564	10,279,761
EOG Resources, Inc.	77,513	7,169,952
Newfield Exploration Co.[1]	129,963	4,499,319
Noble Energy, Inc.[2]	216,091	6,986,222
Occidental Petroleum Corp.	162,072	9,973,911
Sabine Oil[1]	113	3,842
Templar Energy, Cl. A1	9,620	76,357
Valero Energy Corp.	64,456	4,164,502
		57,888,100
Financials—9.7%
Capital Markets—0.6%
Aretec Group, Inc.[1]	3,448	48,272
Goldman Sachs Group, Inc. (The)	36,180	8,097,084
		8,145,356
Commercial Banks—3.0%
JPMorgan Chase & Co.	65,100	5,663,700

18 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Commercial Banks (Continued)
M&T Bank Corp.	168,160	$26,133,746
PNC Financial Services Group, Inc. (The)	32,000	3,832,000
Wells Fargo & Co.	68,160	3,669,734
		39,299,180
Insurance—3.8%
Allstate Corp. (The)	263,510	21,420,728
Chubb Ltd.	199,670	27,404,707
		48,825,435
Real Estate Investment Trusts (REITs)—2.3%
American Assets Trust, Inc.	125,698	5,383,645
Blackstone Mortgage Trust, Inc., Cl. A2	401,180	12,388,439
Macerich Co. (The)	97,290	6,073,815
Starwood Property Trust, Inc.[2]	266,400	6,044,616
		29,890,515
Health Care—9.7%
Biotechnology—0.7%
Shire plc, ADR	55,790	9,872,599
Health Care Equipment & Supplies—1.0%
Medtronic plc	151,118	12,556,395
New Millennium Holdco, Inc.[1]	7,733	77
		12,556,472
Health Care Providers & Services—4.2%
Cigna Corp.	71,180	11,130,417
Express Scripts Holding Co.[1]	116,810	7,165,125
HCA Holdings, Inc.[1]	115,730	9,745,623
Millennium Corporate Claim Litigation Trust[1]	441	4
Millennium Lender Claim Litigation Trust[1]	882	9
UnitedHealth Group, Inc.	155,620	27,214,826
		55,256,004
Pharmaceuticals—3.8%
Allergan plc	63,680	15,529,005
Bristol-Myers Squibb Co.	63,780	3,574,869
Merck & Co., Inc.[2]	161,240	10,050,089
Novartis AG, Sponsored ADR	125,630	9,677,279
Roche Holding AG	39,499	10,330,972
		49,162,214
Industrials—11.6%
Aerospace & Defense—4.0%
L3 Technologies, Inc.	71,210	12,231,742
Lockheed Martin Corp.[2]	68,950	18,578,577
Northrop Grumman Corp.	51,950	12,777,622

19 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Aerospace & Defense (Continued)
Raytheon Co.	59,310	$9,205,505
		52,793,446
Airlines—0.4%
United Continental Holdings, Inc.[1]	69,866	4,905,292
Commercial Services & Supplies—3.4%
Johnson Controls International plc	414,451	17,228,728
Republic Services, Inc., Cl. A2	422,050	26,584,930
		43,813,658
Construction & Engineering—0.4%
Granite Construction, Inc.	104,350	5,500,288
Industrial Conglomerates—3.1%
General Electric Co.	682,670	19,790,603
Honeywell International, Inc.[2]	156,200	20,484,068
		40,274,671
Road & Rail—0.3%
Union Pacific Corp.	38,710	4,333,972
Information Technology—8.3%
Communications Equipment—1.1%
Cisco Systems, Inc.	427,150	14,553,000
Internet Software & Services—2.9%
Alphabet, Inc., Cl. A1,2	41,150	38,043,998
Semiconductors & Semiconductor Equipment—2.2%
QUALCOMM, Inc.[2]	104,430	5,612,068
Xilinx, Inc.[2]	360,170	22,730,329
		28,342,397
Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc.[2]	191,986	27,578,789
Materials—3.6%
Chemicals—1.4%
Celanese Corp., Cl. A	155,670	13,549,517
Methanex Corp.	108,399	4,975,514
		18,525,031
Containers & Packaging—2.2%
Packaging Corp. of America	130,620	12,902,643
Sonoco Products Co.	301,270	15,759,434
		28,662,077

20 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.5%
AT&T, Inc.[2]	273,480	$10,838,012
BCE, Inc.	267,420	12,186,329
Verizon Communications, Inc.	210,150	9,647,987
		32,672,328
Utilities—2.9%
Electric Utilities—2.4%
Edison International	251,900	20,144,443
PG&E Corp.	158,330	10,616,027
		30,760,470
Multi-Utilities—0.5%
CMS Energy Corp.	149,850	6,803,190
Total Common Stocks (Cost $623,386,494)		768,939,060

Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.[2]	5,167	5,270,340
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,650,000
Total Preferred Stocks (Cost $12,684,599)		12,920,340

	Units
Rights, Warrants and Certificates—0.0%
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	361	1,985
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	64	288
Total Rights, Warrants and Certificates (Cost $48,285)		2,273

	Principal Amount
Asset-Backed Securities—5.5%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 1.264%, 6/15/32[3,4]	$5,094,781	4,235,995
Series 2007-1A, Cl. G2, 1.274%, 6/15/32[4,5]	5,858,998	4,810,899
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.511%, 7/25/45[4]	3,300,000	2,864,756
Series 2005-HE5, Cl. M3, 1.451%, 11/25/35[4]	8,121,777	7,444,730
Series 2007-HS1, Cl. M4, 3.241%, 2/25/47[4]	6,600,000	6,663,702
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.441%, 12/25/35[4]	1,836,000	1,769,107
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 1.726%, 6/25/35[4]	5,500,000	4,943,061
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 1.471%, 8/25/35[4]	4,732,866	4,643,362
RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.631%, 8/25/35[4]	2,993,634	2,727,009
Series 2006-KS2, Cl. M2, 1.381%, 3/25/36[4]	14,625,000	12,718,852
Raspro Trust, Series 2005-1A, Cl. G, 1.552%, 3/23/24[3,4]	14,652,695	13,938,376
Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 1.481%, 9/25/47[4]	7,595,000	4,723,759
Total Asset-Backed Securities (Cost $66,302,458)		71,483,608

21 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations—4.4%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.636%, 4/25/34[4]	$3,558,338	$3,150,442
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.771%, 6/25/35[4]	4,000,000	3,836,561
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.791%, 11/25/34[4]	2,967,342	2,876,411
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 1.936%, 10/25/34[4]	1,250,000	1,220,572
First NLC Trust, Series 2005-4, Cl. A4, 1.381%, 2/25/36[4]	11,003,000	10,413,335
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.756%, 11/25/35[4]	1,856,092	1,816,360
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 1.481%, 8/25/35[4]	1,298,061	1,262,809
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.111%, 4/21/34[4]	337,640	343,214
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.711%, 2/25/35[4]	4,469,000	4,141,383
Series 2005-RS6, Cl. M2, 1.756%, 6/25/35[4]	542,666	537,615
Series 2006-EFC1, Cl. M2, 1.391%, 2/25/36[4]	5,490,000	5,225,222
Series 2006-NC3, Cl. A3, 1.261%, 3/25/36[4]	16,698,000	15,210,771
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 1.311%, 5/25/37[3,4]	7,505,107	7,300,053
Total Mortgage-Backed Obligations (Cost $44,603,752)		57,334,748
Non-Convertible Corporate Bonds and Notes—11.8%
Consumer Discretionary—0.3%
Automobiles—0.3%
American Honda Finance Corp., 1.50% Sr. Unsec. Nts., 11/19/18	2,000,000	1,996,376
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 1/11/18[3]	1,500,000	1,501,555
		3,497,931
Media—0.0%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[3]	223,000	231,084
Consumer Staples—0.2%
Beverages—0.2%
PepsiCo, Inc., 1.35% Sr. Unsec. Nts., 10/4/19	2,000,000	1,987,916
Energy—2.3%
Oil, Gas & Consumable Fuels—2.3%
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	25,415,000	28,010,430
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	1,310,000	1,309,898
		29,320,328
Financials—8.1%
Capital Markets—1.3%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	54,000	46,035
Goldman Sachs Group, Inc. (The):
6.15% Sr. Unsec. Nts., 4/1/18	2,000,000	2,079,682

22 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The): (Continued)
5.70% Jr. Sub. Perpetual Bonds, Series L4,6	$13,700,000	$14,162,375
Morgan Stanley, 6.625% Sr. Unsec. Nts., 4/1/18	1,350,000	1,409,708
		17,697,800
Commercial Banks—6.8%
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	2,000,000	2,005,430
8.00% Jr. Sub. Perpetual Bonds, Series K4,6	14,609,000	15,175,099
Bank of Montreal:
1.72% Sr. Unsec. Nts., 12/12/19[4]	800,000	805,357
2.10% Sr. Unsec. Nts., 12/12/19	1,200,000	1,206,428
Bank of Nova Scotia (The), 1.65% Sr. Unsec. Nts., 6/14/19	2,000,000	1,991,730
Citigroup, Inc.:
1.55% Sr. Unsec. Nts., 8/14/17	2,000,000	2,001,006
5.875% Jr. Sub. Perpetual Bonds[4,6]	14,823,000	15,474,471
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[3]	2,000,000	1,989,416
JPMorgan Chase & Co.:
6.00% Sr. Unsec. Nts., 1/15/18	3,000,000	3,092,484
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,6]	15,324,000	16,032,735
Nordea Bank AB, 1.625% Sr. Unsec. Nts., 9/30/19[3]	1,000,000	988,620
Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	2,000,000	1,991,588
Skandinaviska Enskilda Banken AB, 1.69% Sr. Unsec. Nts., 9/13/19[3,4]	1,300,000	1,304,595
Societe Generale SA:
2.228% Sr. Unsec. Nts., 10/1/18[4]	1,000,000	1,007,841
2.625% Sr. Unsec. Nts., 10/1/18	1,000,000	1,009,496
Sumitomo Mitsui Banking Corp., 1.966% Sr. Unsec. Nts., 1/11/19	750,000	750,281
SunTrust Banks, Inc., 6% Sr. Unsec. Nts., 9/11/17	2,250,000	2,284,587
Svenska Handelsbanken AB, 1.50% Sr. Unsec. Nts., 9/6/19	1,500,000	1,483,826
Toronto-Dominion Bank (The), 1.578% Sr. Unsec. Nts., 1/18/19[4]	1,200,000	1,204,279
Wells Fargo & Co.:
5.625% Sr. Unsec. Nts., 12/11/17	1,000,000	1,025,033
7.98% Jr. Sub. Perpetual Bonds, Series K4,6	14,821,000	15,524,998
		88,349,300
Information Technology—0.1%
Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 1.90% Sr. Unsec. Nts., 2/7/20	1,000,000	1,005,847
Materials—0.5%
Containers & Packaging—0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 4.658% Sr. Sec. Nts., 7/15/21[3,4]	75,000	76,875
Metals & Mining—0.5%
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	6,550,000	6,541,813

23 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
Verizon Communications, Inc., 1.375% Sr. Unsec. Nts., 8/15/19	$400,000	$394,994
Utilities—0.3%
Electric Utilities—0.1%
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	1,204,000	1,203,459
Independent Power and Renewable Electricity Producers—0.2%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[3,7]	2,507,227	3,209,250
Total Non-Convertible Corporate Bonds and Notes (Cost $148,276,321)		153,516,597

Convertible Corporate Bond and Note—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40 (Cost $6,733,989)3	6,550,000	6,769,425

Corporate Loans—8.8%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.275%, 4/30/22[4,8]	64,737	58,911
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.50%, 5/8/20[4]	146,527	141,948
Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 8/16/23[4]	289,275	292,529
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.057%, 10/18/21[4]	122,440	123,205
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[4]	472,739	472,697
AFGlobal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/19/19[4,7]	59,807	38,576
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, 10/6/23[4]	95,000	95,752
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[4]	93,094	92,919
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/16/21[4]	182,206	184,707
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 3.993%, 8/25/21[4]	320,245	321,697
Tranche B6, 4.302%, 6/22/23[4]	260,806	262,253
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.405%, 6/3/19[4]	221,327	221,466
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.417%, 8/12/22[4]	106,551	107,198
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.79%, 7/28/22[4]	314,735	316,308
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.658%, 4/27/24[4,8]	390,000	393,171
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.908%, 7/28/25[4,8]	230,000	230,096

24 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.161%, 1/15/25[4]	$64,838	$64,854
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 8/1/21[4]	204,480	205,023
AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 12/15/22[4,8]	30,000	30,244
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.49%, 10/10/21[4]	98,990	99,305
Tranche B, 3.493%, 4/28/23[4]	123,750	124,171
Tranche B, 3.494%, 12/14/23[4]	260,000	260,650
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.24%, 4/6/24[4]	240,000	239,310
American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 10/31/23[4]	90,000	90,684
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/7/22[4]	62,657	63,205
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.284%, 8/4/20[4]	239,526	169,465
AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 9/19/23[4]	220,239	221,294
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[4]	57,413	56,552
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/25/21[4]	227,543	229,368
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.04%, 12/20/22[4]	165,000	167,750
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.408%, 4/20/23[4,8]	170,000	169,788
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.647%, 8/4/21[4]	103,351	103,932
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[4]	127,627	128,903
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.27%, 5/23/21[4,9]	476,543	455,098
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[4]	202,944	203,515
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/21/22[4]	257,532	233,388
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.65%, 4/12/24[4,8]	299,949	300,012
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 4.243%, 7/8/20[4,8]	48,985	49,414
Tranche B4, 4.25%, 8/4/22[4]	716,507	722,328
Tranche B5, 4.75%, 11/3/23[4]	163,297	164,241
Avantor Performance Materials Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 3/11/24[4]	91,366	92,565
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.417%, 5/29/20[4,7,8]	1,182,323	990,195
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 1/24/18[4]	215,000	221,249

25 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 3/21/22[4]	$960,000	$971,657
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.658%, 4/21/24[4,8]	235,000	235,000
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.239%, 6/5/20[4]	406,707	406,195
Tranche B, 6.147%, 12/15/23[4]	490,000	478,210
Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.493%-3.524%, 10/1/22[4]	422,876	426,195
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.40%, 7/17/20[4]	372,940	302,081
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/3/24[4]	83,738	83,476
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.158%, 6/30/21[4]	321,634	322,920
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.90%, 4/19/24[4,8]	110,000	110,550
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.156%, 9/10/20[4]	39,497	39,793
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 9/10/22[4]	368,298	370,670
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.397%, 4/15/22[4]	152,571	152,380
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.445%, 9/15/23[4]	169,575	170,589
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.75%, 8/13/21[4]	130,000	130,569
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.233%, 4/3/24[4]	235,000	234,287
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/18[4,10]	53,125	60,695
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.553%, 4/3/24[4,8]	390,000	387,887
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[4,10]	61,938	77,887
Tranche B6, 1.50%, 3/1/18[4,10]	176,047	205,975
Tranche B7, 1.50%, 1/28/18[4,10]	144,168	176,750
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[4]	780,137	783,388
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/8/21[4]	726,478	731,473
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[4]	115,000	126,212
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 3.90%, 1/15/24[4]	311,477	312,938
Tranche B7, 3.90%, 5/31/23[4]	34,825	34,999
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/3/23[4]	203,975	205,122
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/25/24[4]	85,000	85,815

26 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[4]	$73,463	$74,014
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%, 6/7/19[4]	121,293	120,573
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.677%, 12/8/23[4]	124,688	126,870
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.238%, 8/16/22[4]	131,196	132,262
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803%, 3/2/24[4,8]	105,000	105,853
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[4]	274,078	272,757
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.242%, 4/5/24[4]	30,000	30,253
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.804%, 8/30/20[4]	17,737	17,925
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.804%, 8/30/20[4]	151,882	153,496
Tranche B3, 3.804%, 8/30/20[4]	45,861	46,348
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.647%, 9/15/20[4]	217,233	216,917
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.672%, 3/19/21[4]	67,921	59,821
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.672%, 3/19/21[4]	136,541	120,259
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/1/24[4]	720,000	722,893
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche H, 3.00%, 1/15/22[4]	89,548	90,002
Tranche I, 3.25%, 1/15/24[4]	569,250	572,808
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/21[4]	505,834	465,367
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.553%, 8/23/21[4]	175,000	189,365
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[4]	137,622	137,265
Tranche H, 4.00%, 1/27/21[4]	437,998	435,717
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[4]	261,498	263,813
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.494%, 4/18/24[4]	140,000	140,385
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.743%, 1/30/19[4]	2,681,691	2,302,902
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.493%, 7/30/19[4]	57,055	48,996
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.064%, 3/14/24[4,8]	209,000	210,775
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[4,8]	322,009	293,834

27 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.897%, 6/4/21[4]	$138,950	$140,513
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 12/15/21[4]	238,955	240,150
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 10/5/23[4]	134,325	135,467
Tranche B2, 4.00%, 10/5/23[4,8]	215,000	216,827
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[4]	109,100	109,168
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.647%, 8/18/23[4]	238,368	240,304
Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 11/2/23[4,8]	101,000	101,394
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[4]	268,742	273,445
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 10/27/22[4]	69,650	70,085
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.897%, 9/30/20[4]	121,983	123,013
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%, 8/17/22[4]	103,939	97,832
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.647%, 12/20/19[4]	208,883	157,707
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/15/25[4]	74,813	74,865
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.15%, 7/3/20[4]	73,464	68,750
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%-4.743%, 11/8/23[4]	159,866	161,185
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.74%, 7/5/21[4]	246,795	249,726
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.304%, 12/12/19[4]	241,207	242,112
Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/24/22[4]	199,500	201,453
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 9/7/23[4]	805,955	810,281
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.397%, 10/6/23[4]	7,780,000	7,861,044
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.568%, 2/1/24[4]	434,814	435,901
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.672%, 2/28/20[4,8]	505,237	505,553
DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 1/15/24[4]	194,513	195,566
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[4]	386,104	377,819
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-4.15%, 4/6/24[4]	340,000	341,761

28 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 4/9/20[4]	$150,103	$147,226
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[4]	139,549	141,380
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[4,7,8]	368,944	279,629
Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[4,7,8]	194,362	181,182
Dynacast International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/28/22[4,8]	76	77
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.25%, 2/7/24[4]	235,000	235,221
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/2/23[4]	496,519	500,243
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.65%, 6/28/23[4]	120,387	121,441
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.25%, 7/25/22[4]	220,171	220,447
Tranche B, 3.197%, 4/17/24[4]	285,000	285,356
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/30/21[4]	188,934	190,540
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%, 2/2/24[4]	60,000	60,171
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.243%, 8/12/20[4]	80,750	81,265
Tranche B2, 4.75%, 8/14/23[4]	207,699	209,083
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[4]	178,571	178,795
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.493%, 8/30/23[4]	69,825	70,230
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.897%, 9/18/21[4]	311,336	169,678
Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 5/8/19[4]	107,556	108,027
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[4]	626,008	629,920
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 4/15/21[4]	1,064,075	1,064,186
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.536%, 2/14/24[4]	85,000	85,744
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 8/31/20[4]	48,000	47,160
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.397%, 6/30/22[4,8]	197,904	175,145
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 1/5/24[4]	110,208	110,484
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.491%, 3/24/21[4]	345,660	346,555
Tranche B, 3.988%, 7/8/22[4]	139,943	140,847
Tranche B, 3.491%, 4/20/24[4,8]	55,000	55,095

29 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.147%, 6/27/20[4]	$68,642	$57,316
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.29%, 2/9/22[4]	58,261	58,370
Tranche B, 3.408%, 2/9/23[4,8]	82,000	82,218
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.147%, 11/30/23[4]	79,800	80,826
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[4,8]	185,548	177,199
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[4]	494,904	496,038
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.408%, 4/1/24[4,8]	282,942	284,777
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 2/22/23[4]	65,000	65,955
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.898%, 5/31/23[4]	134,000	135,089
Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.158%, 12/1/23[4]	139,659	141,347
Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.897%, 10/30/23[4]	84,575	85,125
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[4]	146,714	130,270
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/23/20[4]	467,339	467,339
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.493%, 2/15/24[4,8]	252,413	253,549
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[4]	510,223	518,195
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 2/7/24[4]	30,000	30,307
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/25/23[4]	238,800	239,098
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[4,7]	880,109	407,783
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.243%, 8/18/23[4]	248,691	248,622
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B5, 7.147%, 12/31/21[4]	187,120	188,679
Tranche B6, 6.647%, 2/9/22[4]	267,708	268,612
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/2/23[4]	99,750	101,932
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.243%, 2/15/24[4]	115,000	116,232
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.897%, 8/13/21[4]	240,201	242,078
Tranche B2, 3.897%, 10/17/23[4]	179,100	180,499
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/21[4]	58,849	59,327

30 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.803%, 3/8/24[4,8]	$180,000	$182,295
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.637%, 6/18/20[4,8]	203,943	131,883
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.65%, 6/30/21[4]	182,990	184,477
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.493%, 2/15/23[4]	200,000	199,833
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/3/22[4]	267,583	270,326
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[4]	558,816	563,109
Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 4/1/23[4]	289,545	293,164
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/29/22[4]	260,771	262,336
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.147%, 10/31/21[4]	568,862	573,840
Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.902%, 3/29/24[4]	159,600	160,199
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.743%, 3/31/22[4]	123,235	124,236
Tranche B, 3.743%, 4/1/24[4]	99,750	100,483
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.897%, 2/1/22[4]	283,202	283,227
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 8/5/22[4]	275,751	275,209
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 1/27/21[4]	154,394	154,418
Installed Building Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/30/24[4]	40,000	40,225
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.887%, 6/30/19[4]	240,000	237,550
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.65%, 6/12/20[4]	295,492	295,308
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 3/29/22[4]	115,000	116,725
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 8/16/19[4]	85,394	81,552
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/18/20[4]	847,109	856,638
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.402%, 4/5/23[4,8]	145,000	145,906
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.672%, 8/6/21[4]	516,381	487,334
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.672%, 2/4/22[4]	161,028	138,082
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.148%, 4/1/21[4]	314,742	311,594

31 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.898%, 4/1/22[4]	$84,964	$77,317
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/1/20[4]	302,633	307,172
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 1/20/24[4]	130,000	130,880
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 7/2/22[4,8]	85,000	85,425
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.304%, 6/23/23[4]	343,438	343,113
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[4]	209,174	209,540
Tranche B2, 4.00%, 7/29/22[4]	61,475	61,582
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.68%, 8/29/21[4]	279,714	282,628
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.994%, 6/16/23[4]	245,009	246,642
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.653%, 8/26/22[4]	69,129	69,976
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.688%, 4/9/21[4]	461,921	463,148
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 2/2/24[4]	330,000	330,997
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.397%, 4/28/20[4]	434,864	439,159
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.647%, 5/15/20[4]	166,203	154,569
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.655%, 8/13/22[4,8]	235,000	236,763
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.908%, 4/14/21[4]	232,316	234,418
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%, 10/4/23[4]	309,761	310,701
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.039%, 10/4/23[4,8]	120,000	120,365
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.408%, 4/20/24[4,8]	320,000	320,400
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.147%, 4/22/20[4]	465,000	465,581
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.774%, 8/16/23[4]	94,525	95,067
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 2/22/24[4]	240,000	241,080
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.658%, 1/7/22[4,8]	305,000	305,381
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[4]	141,409	121,612
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.04%, 2/15/24[4]	205,000	208,075

32 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.982%, 12/8/23[4]	$376,000	$378,583
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.50%, 4/18/19[4]	101,871	100,789
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 4/17/20[4]	45,073	42,651
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.662%, 5/21/22[4]	182,096	184,145
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 4/13/20[4]	770,479	774,331
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.90%, 4/18/24[4,8]	74,221	74,592
Tranche B2, 3.65%, 11/20/21[4,8]	165,000	165,825
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.00%, 6/7/23[4,8]	70,000	70,490
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 4/12/24[4,8]	100,000	100,188
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.20%, 2/15/24[4]	35,000	35,233
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.898%, 8/13/21[4]	281,146	250,044
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.68%, 12/31/23[4]	183,014	183,514
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.563%, 6/18/21[4]	154,016	148,241
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-4.647%, 2/4/21[4]	142,431	142,609
MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.156%, 4/25/23[4,8]	85,000	85,266
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/8/21[4]	320,227	323,630
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%, 1/30/23[4]	164,760	164,794
Micron Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/26/22[4,8]	30,000	30,337
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 9/28/23[4]	109,725	110,411
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.994%, 1/17/24[4]	83,098	83,760
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.647%, 9/30/22[4]	302,575	307,587
Moran Foods LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 12/5/23[4]	64,838	64,770
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.897%, 6/7/23[4]	256,213	259,843
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.147%, 10/18/22[4]	74,625	74,252
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.397%, 4/16/20[4]	69,230	66,671
Tranche B3, 8.897%, 4/17/20[4]	508,714	496,632

33 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/31/21[4]	$208,782	$209,761
Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 5/5/23[4]	99,251	99,810
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/7/20[4]	590,000	598,359
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[4]	6,938,854	5,553,685
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[4]	210,191	210,935
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 7/31/19[4]	110,030	96,552
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.994%, 1/17/24[4,8]	842,874	849,591
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 1/8/24[4]	374,063	377,710
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 4/20/24[4,8]	140,000	140,729
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.554%, 3/31/21[4]	436,127	437,217
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.068%, 7/7/20[4]	160,306	160,306
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.656%, 4/3/24[4,8]	55,000	55,602
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.243%, 6/30/23[4]	357,037	359,008
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.025%, 8/20/19[4]	145,813	150,370
ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.243%, 3/31/23[4]	76,594	77,099
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%-5.148%, 11/27/20[4]	260,046	246,069
OPE Inmar Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.90%, 4/21/24[4,8]	315,000	315,295
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 2/8/19[4]	406,682	191,140
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[4]	118,875	118,449
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%-4.18%, 8/19/22[4]	134,325	134,361
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.50%, 3/31/22[4]	230,000	231,054
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/19/24[4,8]	50,000	50,339
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.172%, 1/26/23[4]	347,780	316,914
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.02%, 3/11/22[4]	563,800	520,458
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/29/20[4]	197,988	198,668

34 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[4]	$76,013	$74,873
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%-4.397%, 8/18/22[4]	318,621	320,772
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/27/23[4]	147,333	148,623
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/8/21[4,8]	69,740	69,769
Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/2/22[4]	264,224	267,220
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/31/22[4]	224,123	227,685
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.243%, 11/15/23[4]	453,863	457,739
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.75%, 4/29/22[4,8]	149	149
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.993%, 2/1/24[4]	480,000	482,486
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.903%, 8/21/23[4]	217,455	218,603
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.242%, 7/20/22[4]	228,278	230,218
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.493%, 9/7/23[4]	412,925	414,446
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.993%, 2/5/23[4]	413,882	416,406
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 4/18/24[4,8]	55,000	55,481
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[4]	63,202	63,526
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/25/22[4]	403,750	403,624
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/13/23[4]	99,500	100,047
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.397%, 6/20/22[4]	227,062	229,105
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.743%, 12/30/22[4]	170,000	171,381
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 2/22/24[4]	423,711	428,213
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[4]	283,262	278,659
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%, 11/9/20[4]	445,557	318,573
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 3/24/21[4]	149,615	150,714
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 6/10/22[4]	119,695	120,236
Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.563%, 5/4/22[4]	135,000	136,076

35 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.994%, 10/1/21[4]	$449,636	$456,662
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.147%, 2/21/21[4]	455,243	307,289
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, 4/18/24[4,8]	501,230	503,736
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.147%, 3/31/24[4]	96,233	96,293
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[4]	309,704	310,285
Tranche B2, 5.397%, 4/30/20[4]	9,624	9,624
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.53%-4.65%, 3/6/24[4]	85,000	85,938
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.538%, 11/8/23[4]	513,713	516,024
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.944%, 7/31/25[4]	50,000	49,880
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B10, 4.422%, 1/14/25[4]	414,915	415,693
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[4]	121,052	100,322
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[4]	16,151	13,385
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.44%, 12/16/20[4]	6,280	5,205
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/11/22[4]	269,968	271,842
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.897%, 5/1/21[4]	220,713	222,917
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.25%, 1/3/24[4]	305,235	306,347
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.274%, 7/31/21[4]	55,929	56,186
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/3/23[4]	74,811	75,419
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.897%, 10/31/19[4,8]	92,801	90,056
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.397%, 8/4/21[4]	200,894	178,167
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/8/23[4]	420,934	423,465
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[4]	179,535	181,132
Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.082%, 1/19/24[4]	185,000	174,671
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.027%, 7/6/23[4]	324,188	322,837
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/6/24[4]	240,000	239,010

36 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.898%, 12/31/23[4,8]	$130,000	$130,520
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche AF, 3.966%, 1/31/25[4]	340,000	342,019
Tranche AI, 3.651%, 3/31/25[4,8]	340,000	341,318
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, 4/19/24[4,8]	419,000	420,048
Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.243%, 12/1/23[4]	299,250	303,053
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 6/30/22[4]	565,817	570,060
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/4/20[4]	349,815	354,042
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/7/24[4]	280,736	280,502
Trans Union LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.493%, 4/9/23[4]	34,821	35,173
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.993%, 6/9/23[4]	11,032,494	11,029,051
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.289%, 9/2/21[4]	730,112	736,501
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 1/26/24[4]	374,445	378,131
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 3/19/20[4]	419,724	422,448
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/31/21[4]	148,215	150,994
Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[4]	59,700	59,782
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.00%, 4/12/24[4]	170,000	168,672
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.422%, 4/1/24[4]	135,000	135,570
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/24/22[4]	413,963	414,840
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 7/1/22[4]	413,025	414,677
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.75%, 3/15/24[4]	96,840	96,282
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AP, 3.744%, 4/15/25[4]	390,000	391,901
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[4]	177,964	178,565
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.402%, 4/5/24[4,8]	225,000	224,227
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/28/24[4]	140,000	141,050
Veresen Midstream LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/22[4,8]	32,064	32,355

37 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.772%, 1/27/23[4]	$445,326	$443,712
Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.647%, 9/29/23[4]	129,350	131,102
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%-5.039%, 11/30/23[4]	362,877	365,712
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.744%, 1/31/25[4]	450,000	452,194
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.274%-3.407%, 3/24/24[4]	95,307	95,962
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.93%, 10/15/19[4]	355,924	358,015
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.24%-4.40%, 4/2/20[4]	1,282,812	1,219,152
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.647%, 6/19/21[4]	85,306	83,120
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.493%, 6/17/23[4]	1,231,325	1,235,327
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 4/29/23[4]	416,855	418,158
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.304%, 2/23/22[4]	982,800	988,795
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.554%, 8/18/23[4]	800,975	807,183
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/6/21[4]	304,206	306,182
Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[4]	144,515	141,865
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.00%, 3/29/21[4]	99,500	100,640
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/1/23[4]	180,000	180,942
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.672%, 12/28/19[4,8]	173,733	162,151
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.405%, 11/1/21[4]	709,000	712,811
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 2/13/19[4]	328,483	323,309
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/19/24[4]	325,308	327,544
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.60%, 10/27/21[4]	92,819	93,835
Total Corporate Loans (Cost $115,907,769)		115,215,659

	Shares
Structured Security—%
Africa Telecommunications Media & Technology Fund 1 LLC[5,7] (Cost $10,000,000)	9,542,930	—

38 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Counter-		Exercise Expiration
	party		Price	Date			Contracts	Value
Over-the-Counter Option Purchased—0.0%
CNH Currency
Put[1] (Cost
$1,886,660)	CITNA-B	CNH7.300		11/29/17	CNH		608,600,000	$388,895

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/24/29 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	38,110
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three- Month USD BBA LIBOR	2.974	1/24/20	USD	94,000	3,039,002
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	20,856
Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	3,473
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	25,891
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,409,136)								3,127,332

	Principal Amount
Short-Term Notes—2.6%
Agrium, Inc., 1.271%, 5/23/17[11,12]	$1,600,000	1,598,682
Assa Abloy Financial AB, 1.353%, 6/20/17[3,11,12]	1,600,000	1,597,011
Bell Canada, 1.204%, 5/2/17[11,12]	1,900,000	1,899,772
Danske Corp., 1.461%, 10/20/17[11,12]	3,000,000	2,979,379
Dollar General Corp., 1.251%, 5/12/17[3,11,12]	1,500,000	1,499,264
Duke Energy Corp., 1.191%, 5/9/17[3,11,12]	1,500,000	1,499,482
Equifax, Inc., 1.171%, 5/1/17[11,12]	1,500,000	1,499,862
Ford Motor Credit Co. LLC, 1.623%, 9/1/17[11,12]	3,000,000	2,984,387
Hitachi Capital America Corp., 1.331%, 5/19/17[12]	1,500,000	1,498,982
Hyundai Capital America, 1.171%, 5/9/17[11,12]	1,500,000	1,499,482
Leggett & Platt, Inc., 1.261%, 5/24/17[3,11,12]	1,600,000	1,598,623
Mondelez International, Inc., 1.324%, 6/12/17[11,12]	1,600,000	1,597,520
NetApp, Inc., 1.231%, 5/23/17[3,11,12]	1,500,000	1,498,765
Omnicom Capital, Inc., 1.201%, 5/22/17[11,12]	1,600,000	1,598,741
Reckitt Benckiser Group plc, 1.221%, 8/25/17[11,12]	3,000,000	2,989,657
Schlumberger Holdings Corp., 1.113%, 5/3/17[11,12]	1,800,000	1,799,729
Toyota Motor Credit Corp., 1.211%, 7/14/17[12]	3,000,000	2,993,455

39 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes (Continued)
Vodafone Group plc, 1.536%, 10/3/17[12]	$2,000,000	$1,986,596
Total Short-Term Notes (Cost $34,618,002)		34,619,389

	Shares
Investment Companies—5.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[13,14]	26,555,484	26,555,484
SPDR Gold Trust Exchange Traded Fund[1,15]	320,310	38,683,838
Total Investment Companies (Cost $64,729,635)		65,239,322
Total Investments, at Value (Cost $1,135,587,100)	98.7%	1,289,556,648
Net Other Assets (Liabilities)	1.3	16,706,483
Net Assets	100.0%	$1,306,263,131

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $117,895,555. See Note 4 of accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $77,248,819 or 5.91% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. Restricted security. The aggregate value of restricted securities at period end was $4,810,899, which represents 0.37% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$—	$10,000,000
Airspeed Ltd., Series 2007-1A, Cl. G2, 1.274%, 6/15/32	1/9/13 – 1/25/13	5,073,527	4,810,899	262,628

		$15,073,527	$4,810,899	$10,262,628

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. Interest or dividend is paid-in-kind, when applicable.

10. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $28,140,356 or 2.15% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

12. Current yield as of period end.

40 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Footnotes to Consolidated Statement of Investments (Continued)

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	149,404,417	449,249,383	572,098,316	26,555,484

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$26,555,484	$72,340

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(26.1)%
Common Stock Securities Sold Short—(26.1)%
AGCO Corp.	(224,200)	$(14,346,558)
Air Lease Corp., Cl. A	(62,400)	(2,379,936)
Aircastle Ltd.	(142,654)	(3,369,487)
Aker Solutions ASA[1]	(914,554)	(5,214,160)
Ally Financial, Inc.	(258,000)	(5,108,400)
athenahealth, Inc.[1]	(45,130)	(4,423,191)
AvalonBay Communities, Inc.	(17,000)	(3,227,280)
Boeing Co. (The)	(50,569)	(9,346,668)
Camden Property Trust	(35,030)	(2,884,020)
Caterpillar, Inc.	(99,240)	(10,148,282)
CBL & Associates Properties, Inc.	(1,208,460)	(11,178,255)
Cheniere Energy, Inc.[1]	(76,500)	(3,469,275)
Cie Financiere Richemont SA	(126,763)	(10,590,556)
Colgate-Palmolive Co.	(166,080)	(11,964,403)
Constellation Brands, Inc., Cl. A	(38,670)	(6,672,122)
Corning, Inc.	(144,140)	(4,158,439)
Deere & Co.	(125,880)	(14,049,467)
Digital Realty Trust, Inc.	(78,470)	(9,011,495)
Dril-Quip, Inc.[1]	(22,630)	(1,166,576)
Entergy Corp.	(56,170)	(4,283,524)
Equity Residential	(37,000)	(2,389,460)
Fastenal Co.	(85,610)	(3,825,055)
Franklin Resources, Inc.	(152,530)	(6,575,568)
GlaxoSmithKline plc, Sponsored ADR	(47,620)	(1,947,658)
HP, Inc.	(575,530)	(10,831,475)
Intel Corp.	(352,530)	(12,743,960)
International Business Machines Corp.	(98,230)	(15,745,287)
Jones Lang LaSalle, Inc.	(95,760)	(10,998,994)
Koninklijke Ahold Delhaize NV	(243,042)	(5,034,848)

41 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Neste OYJ	(131,594)	$(5,374,597)
Novo Nordisk AS, Sponsored ADR	(52,290)	(2,022,577)
Pennsylvania Real Estate Investment Trust	(754,110)	(10,444,424)
Procter & Gamble Co. (The)	(88,410)	(7,720,845)
ResMed, Inc.	(105,700)	(7,186,543)
Rio Tinto plc, Sponsored ADR	(96,997)	(3,862,421)
RLJ Lodging Trust	(533,604)	(11,467,150)
Rowan Cos. plc, Cl. A1	(504,780)	(7,102,255)
Sanofi, ADR	(111,640)	(5,280,572)
SAP SE, Sponsored ADR	(198,697)	(19,905,465)
Southern Copper Corp.	(475,025)	(16,801,634)
Subsea 7 SA	(324,210)	(5,339,690)
Transocean Ltd.[1]	(593,737)	(6,548,919)
W.W. Grainger, Inc.	(12,315)	(2,373,101)
Weingarten Realty Investors	(403,340)	(13,217,452)
Western Union Co. (The)	(499,250)	(9,915,105)
Total Securities Sold Short (Proceeds $334,539,723)		$(341,647,149)

Forward Currency Exchange Contracts as of April 30, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2017	USD	21,033	THB	738,000	$ —	$296,473
CITNA-B	06/2017	EUR	5,900	USD	6,330	110,975	—
DEU	06/2017	USD	11,538	CAD	15,460	205,037	—
GSCO-OT	06/2017	NOK	105,050	USD	12,401	—	159,544
GSCO-OT	06/2017	USD	15,985	AUD	21,185	134,193	—
JPM	06/2017	EUR	17,800	USD	18,883	550,151	—
JPM	11/2017	USD	13,381	CNH	95,000	—	176,441
JPM	06/2017	USD	24,967	EUR	23,535	—	727,404
JPM	06/2017	USD	15,135	JPY	1,725,000	—	365,548
TDB	06/2017	EUR	11,760	USD	12,596	242,566	—

Total Unrealized Appreciation and Depreciation						$ 1,242,922	$1,725,410

Futures Contracts as of April 30, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-BONO	EUX	Sell	6/8/17	115	$17,295,960	$(158,080)
Euro-BTP	EUX	Sell	6/8/17	239	34,289,737	(317,868)
Euro-BUND	EUX	Buy	6/8/17	340	59,917,164	388,606
Euro-OAT	EUX	Sell	6/8/17	102	16,648,512	(340,099)
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/17	180	21,313,125	(76,218)

						$(503,659)

42 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Options Written at April 30, 2017
			Exercise	Expiration		Premiums Received
Description	Counterparty		Price	Date	Number of Contracts		Value
CNH Currency Put	CITNA-B CNH		8.000	11/29/17 CNH	(667,000,000)	$693,680	$(667)

Centrally Cleared Credit Default Swaps at April 30, 2017
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24		Buy	5.000%	6/20/20 USD	18,818	$1,455,487	$(1,682,425)
CDX.IG.25		Sell	1.000	12/20/20 USD	46,105	(488,724)	1,028,649
CDX.IG.25		Sell	1.000	12/20/20 USD	4,110	(25,878)	91,698
CDX.IG.25		Sell	1.000	12/20/20 USD	1,400	(7,242)	31,235
iTraxx.Main.24		Buy	1.000	12/20/20 EUR	2,750	35,224	(59,597)
iTraxx.Main.24		Buy	1.000	12/20/20 EUR	40,044	642,532	(867,815)
iTraxx.Main.26		Buy	1.000	12/20/21 EUR	1,000	11,456	(20,507)
iTraxx.Main.26		Buy	1.000	12/20/21 EUR	4,640	75,772	(95,153)
Neiman Marcus
Group LLC (The)		Buy	5.000	12/20/20 USD	6,190	358,683	1,457,268

Total Centrally Cleared Credit Default Swaps						$2,057,310	$(116,647)

Over-the-Counter Credit Default Swaps at April 30, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.21	CITNA-B	Buy	5.000	12/20/18 USD	1,407	$74,649	$(114,084)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20 USD	936	(109,330)	(71,691)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20 USD	471	(48,278)	(36,075)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20 USD	141	87,379	(51,173)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18 USD	444	168,875	(53,922)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20 USD	280	181,852	(101,693)
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18 USD	7,500	(230,208)	(608,125)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18 USD	1,812	1,011,495	(220,271)
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18 USD	551	301,068	(66,962)
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20 USD	7,500	(1,297,917)	(574,450)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20 USD	2,244	1,489,410	(814,849)
Malaysia	BAC	Buy	1.000	12/20/20 USD	2,900	(136,197)	(25,979)
Malaysia	BAC	Buy	1.000	12/20/20 USD	854	(35,262)	(7,651)
Malaysia	BNP	Buy	1.000	12/20/20 USD	761	(26,351)	(6,817)
Malaysia	BNP	Buy	1.000	6/20/21 USD	3,820	(112,656)	(21,423)
Malaysia	BNP	Buy	1.000	6/20/21 USD	3,000	(85,450)	(16,824)
Malaysia	BNP	Buy	1.000	12/20/20 USD	10,000	(651,135)	(89,579)
Malaysia	BNP	Buy	1.000	12/20/20 USD	1,811	(51,082)	(16,223)
Malaysia	CITNA-B	Buy	1.000	12/20/20 USD	4,295	(209,624)	(38,474)
Malaysia	MOS-A	Buy	1.000	12/20/20 USD	10,000	(502,319)	(89,579)
Total Over-the-Counter Credit Default Swaps						$(181,081)	$(3,025,844)

43 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$51,615,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	5,471,726	17,814,000	BB
Total	$57,086,726	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at April 30, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Bank of Communications			One-Month HKD
(Hong Kong Branch)	GSCOI	Pay	HIBOR HKAB	6/22/17	HKD	34,803	$75,146
China Citic Bank			One-Month HKD
International	GSCOI	Pay	HIBOR HKAB	6/22/17	HKD	30,163	216,887
China Everbright Bank			One-Month HKD
Co. Ltd.	GSCOI	Pay	HIBOR HKAB	6/22/17	HKD	15,617	134,259
China Merchants Bank			One-Month HKD
Co. Ltd.	GSCOI	Pay	HIBOR HKAB	6/22/17	HKD	34,913	193,133
China Minsheng Banking			One-Month HKD
Corp. Ltd.	GSCOI	Pay	HIBOR HKAB	6/22/17	HKD	30,642	382,412

Total Over-the-Counter Total Return Swaps							$1,001,837

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar

44 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.26	Credit Default Swap Trading Index for a Specific Basket of Securities
OAT	French Government Bonds

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

45 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,109,031,616)	$1,263,001,164
Affiliated companies (cost $26,555,484)	26,555,484

1,289,556,648

Cash	2,689,806

Cash used for collateral on futures	3,012,800

Cash used for collateral on OTC derivatives	2,052,000

Cash used for collateral on centrally cleared swaps	2,579,823

Deposits with broker for securities sold short	314,213,785

Deposits with broker for foreign securities sold short (cost 40,228,796)	40,138,697

Unrealized appreciation on forward currency exchange contracts	1,242,922

Swaps, at value	1,001,837

Centrally cleared swaps, at value (premiums paid $163,161)	2,608,850

Receivables and other assets:
Interest and dividends	4,115,041
Investments sold (including $1,046,930 sold on a when-issued or delayed delivery basis)	1,304,339
Shares of beneficial interest sold	914,046
Variation margin receivable	188,876
Other	240,877

Total assets	1,665,860,347

Liabilities
Securities sold short, at value (proceeds $334,539,723) - see accompanying consolidated statement of investments	341,647,149

Unrealized depreciation on forward currency exchange contracts	1,725,410

Options written, at value (premiums received $693,680)	667

Swaps, at value (premiums paid $181,081)	3,025,844

Centrally cleared swaps, at value (premiums received $2,220,471)	2,725,497

Payables and other liabilities:
Investments purchased (including $7,042,844 purchased on a when-issued or delayed delivery basis)	7,219,376
Shares of beneficial interest redeemed	1,972,694
Variation margin payable	280,833
Trustees’ compensation	182,893
Dividends	175,435
Distribution and service plan fees	162,052
Shareholder communications	8,353
Other	471,013

Total liabilities	359,597,216

Net Assets	$1,306,263,131

46 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Composition of Net Assets
Par value of shares of beneficial interest	$482,473

Additional paid-in capital	1,240,580,588

Accumulated net investment income	10,926,505

Accumulated net realized loss on investments and foreign currency transactions	(91,900,810)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	146,174,375

Net Assets	$1,306,263,131

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $638,983,543 and 23,505,273 shares of beneficial interest outstanding)	$27.18
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.84

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,580,225 and 190,073 shares of beneficial interest outstanding)	$24.10

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,219,172 and 5,112,487 shares of beneficial interest outstanding)	$24.10

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $142,544,557 and 5,107,638 shares of beneficial interest outstanding)	$27.91

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,266,593 and 817,137 shares of beneficial interest outstanding)	$26.03

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $375,669,041 and 13,514,706 shares of beneficial interest outstanding)	$27.80

See accompanying Notes to Consolidated Financial Statements.

47 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $446)	$11,056,527

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $167,019)	9,525,932
Affiliated companies	72,340

Total investment income	20,654,799

Expenses
Management fees	5,715,146

Distribution and service plan fees:
Class A	787,098
Class B	28,650
Class C	645,974
Class R	50,593

Transfer and shareholder servicing agent fees:
Class A	717,548
Class B	6,351
Class C	142,888
Class I	20,827
Class R	22,434
Class Y	418,465

Shareholder communications:
Class A	13,939
Class B	1,205
Class C	7,491
Class I	776
Class R	1,051
Class Y	13,504

Dividends on short sales	2,722,881

Financing expense from short sales	197,464

Trustees’ compensation	17,402

Borrowing fees	12,332

Custodian fees and expenses	5,916

Other	145,256

Total expenses	11,695,191
Less reduction to custodian expenses	(92)
Less waivers and reimbursements of expenses	(230,958)

Net expenses	11,464,141

Net Investment Income	9,190,658

48 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Investment transactions in unaffiliated companies (includes premiums on options exercised)	$1,663,774
Closing and expiration of futures contracts	2,595,371
Foreign currency transactions	3,028,464
Short positions	(69,780,132)
Swap contracts	(7,473,109)

Net realized loss	(69,965,632)

Net change in unrealized appreciation/depreciation on:
Investment transactions	72,564,958
Translation of assets and liabilities denominated in foreign currencies	(2,980,808)
Futures contracts	(1,196,839)
Option contracts written	(45,637)
Short positions	7,035,701
Swap contracts	7,196,997

Net change in unrealized appreciation/depreciation	82,574,372

Net Increase in Net Assets Resulting from Operations	$21,799,398

See accompanying Notes to Consolidated Financial Statements.

49 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$9,190,658	$11,976,330

Net realized loss	(69,965,632)	(23,544,189)

Net change in unrealized appreciation/depreciation	82,574,372	14,155,236

Net increase in net assets resulting from operations	21,799,398	2,587,377

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,722,329)	(3,490,406)
Class B	(12,416)	(41,676)
Class C	(273,777)	(422,888)
Class I	(985,054)	(587,576)
Class R	(44,000)	(58,448)
Class Y	(2,169,190)	(1,050,986)

	(5,206,766)	(5,651,980)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(45,495,658)	36,883,516
Class B	(2,822,356)	(6,679,262)
Class C	(17,498,319)	23,668,449
Class I	10,177,962	71,247,215
Class R	436,765	3,542,247
Class Y	(27,469,223)	309,116,440

	(82,670,829)	437,778,605

Net Assets
Total increase (decrease)	(66,078,197)	434,714,002

Beginning of period	1,372,341,328	937,627,326

End of period (including accumulated net investment income of $10,926,505 and $6,942,613, respectively)	$1,306,263,131	$1,372,341,328

See accompanying Notes to Consolidated Financial Statements.

50 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$26.81	$27.00	$26.64	$24.48	$23.35	$25.55

Income (loss) from investment operations:
Net investment income[2]	0.18	0.27	0.30	0.29	0.30	0.04
Net realized and unrealized gain (loss)	0.26	(0.32)	0.53	1.87	0.83	(0.10)

Total from investment operations	0.44	(0.05)	0.83	2.16	1.13	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.14)	(0.47)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(2.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.07)	(0.14)	(0.47)	0.00	0.00	(2.14)

Net asset value, end of period	$27.18	$26.81	$27.00	$26.64	$24.48	$23.35

Total Return, at Net Asset Value[3]	1.64%	(0.18)%	3.18%	8.82%	4.84%	0.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$638,983	$675,558	$642,670	$642,789	$668,235	$774,007

Average net assets (in thousands)	$657,481	$679,471	$636,510	$662,351	$721,521	$870,856

Ratios to average net assets:[4]
Net investment income	1.36%	1.02%[5]	1.14%[5]	1.12%[5]	1.25%[5]	0.19%[5]
Expenses excluding specific expenses listed below	1.35%	1.35%[5]	1.39%[5]	1.42%[5]	1.44%[5]	1.40%[5]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%	0.31%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%	0.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.79%	2.03%[5]	2.17%[5]	2.39%[5]	2.04%[5]	1.85%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.99%[5]	2.12%[5]	2.25%[5]	1.97%[5]	1.78%[5]

Portfolio turnover rate	88%	131%	62%	44%	76%	212%

51 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.79%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%
Year Ended October 31, 2013	2.06%
Year Ended October 31, 2012	1.90%

See accompanying Notes to Consolidated Financial Statements.

52 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class B	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$23.85	$24.15	$23.84	$22.08	$21.25	$23.63

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.08	0.15	0.08	0.08	(0.15)
Net realized and unrealized gain (loss)	0.23	(0.30)	0.42	1.68	0.75	(0.09)

Total from investment operations	0.30	(0.22)	0.57	1.76	0.83	(0.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.26)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(2.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.05)	(0.08)	(0.26)	0.00	0.00	(2.14)

Net asset value, end of period	$24.10	$23.85	$24.15	$23.84	$22.08	$21.25

Total Return, at Net Asset Value[3]	1.25%	(0.92)%	2.40%	7.97%	3.91%	(0.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,580	$7,344	$14,201	$25,296	$34,346	$46,780

Average net assets (in thousands)	$5,801	$10,159	$19,249	$30,329	$40,057	$56,004

Ratios to average net assets:[4]
Net investment income (loss)	0.62%	0.34%[5]	0.61%[5]	0.34%[5]	0.35%[5]	(0.70)%[5]
Expenses excluding specific expenses listed below	2.17%	2.10%[5]	2.16%[5]	2.29%[5]	2.46%[5]	2.40%[5]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%	0.31%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%	0.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.61%	2.78%[5]	2.94%[5]	3.26%[5]	3.06%[5]	2.85%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.58%	2.74%[5]	2.89%[5]	3.06%[5]	2.86%[5]	2.67%[5]

Portfolio turnover rate	88%	131%	62%	44%	76%	212%

53 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.61%
Year Ended October 31, 2016	2.80%
Year Ended October 30, 2015	2.95%
Year Ended October 31, 2014	3.27%
Year Ended October 31, 2013	3.08%
Year Ended October 31, 2012	2.90%

See accompanying Notes to Consolidated Financial Statements.

54 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$23.85	$24.15	$23.89	$22.12	$21.26	$23.62
Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.06	0.09	0.08	0.10	(0.12)
Net realized and unrealized gain (loss)	0.23	(0.28)	0.47	1.69	0.76	(0.10)
Total from investment operations	0.30	(0.22)	0.56	1.77	0.86	(0.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.30)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(2.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.05)	(0.08)	(0.30)	0.00	0.00	(2.14)
Net asset value, end of period	$24.10	$23.85	$24.15	$23.89	$22.12	$21.26

Total Return, at Net Asset Value[3]	1.25%	(0.91)%	2.39%	8.00%	4.05%	(0.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,219	$139,374	$117,152	$110,383	$112,993	$135,750
Average net assets (in thousands)	$130,859	$136,400	$111,050	$112,984	$122,514	$160,258
Ratios to average net assets:[4]
Net investment income (loss)	0.60%	0.25%[5]	0.38%[5]	0.36%[5]	0.48%[5]	(0.59)%[5]
Expenses excluding specific expenses listed below	2.12%	2.11%[5]	2.14%[5]	2.19%[5]	2.21%[5]	2.17%[5]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%	0.31%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%	0.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	2.56%	2.79%[5]	2.92%[5]	3.16%[5]	2.81%[5]	2.62%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.52%	2.75%[5]	2.87%[5]	3.02%[5]	2.74%[5]	2.55%[5]
Portfolio turnover rate	88%	131%	62%	44%	76%	212%

55 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

2
Six Months Ended April 30, 2017	2.56%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%
Year Ended October 31, 2013	2.83%
Year Ended October 31, 2012	2.67%

See accompanying Notes to Consolidated Financial Statements.

56 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$27.60	$27.79	$27.41	$25.09	$24.32
Income (loss) from investment operations:
Net investment income[3]	0.24	0.37	0.28	0.42	0.34
Net realized and unrealized gain (loss)	0.27	(0.29)	0.69	1.90	0.43

Total from investment operations	0.51	0.08	0.97	2.32	0.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.27)	(0.59)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.27)	(0.59)	0.00	0.00
Net asset value, end of period	$27.91	$27.60	$27.79	$27.41	$25.09

Total Return, at Net Asset Value[4]	1.85%	0.29%	3.62%	9.25%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,545	$130,790	$59,214	$11	$10
Average net assets (in thousands)	$140,115	$96,611	$8,550	$11	$10
Ratios to average net assets:[5]
Net investment income	1.77%	1.35%[6]	1.06%[6]	1.57%[6]	2.07%[6]
Expenses excluding specific expenses listed below	0.91%	0.97%[6]	0.82%[6]	0.95%[6]	1.26%[6]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.35%	1.65%[6]	1.60%[6]	1.92%[6]	1.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.61%[6]	1.55%[6]	1.79%[6]	1.79%[6]
Portfolio turnover rate	88%	131%	62%	44%	76%

57 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

7
Six Months Ended April 30, 2017	1.35%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

58 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$25.69	$25.89	$25.55	$23.54	$22.53	$24.80
Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.19	0.22	0.21	0.21	(0.03)
Net realized and unrealized gain (loss)	0.26	(0.30)	0.52	1.80	0.80	(0.10)
Total from investment operations	0.40	(0.11)	0.74	2.01	1.01	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.40)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(2.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.06)	(0.09)	(0.40)	0.00	0.00	(2.14)
Net asset value, end of period	$26.03	$25.69	$25.89	$25.55	$23.54	$22.53

Total Return, at Net Asset Value[3]	1.55%	(0.44)%	2.92%	8.54%	4.48%	(0.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,267	$20,567	$17,141	$17,302	$20,410	$27,181
Average net assets (in thousands)	$20,571	$18,565	$16,942	$19,224	$23,822	$33,095
Ratios to average net assets:[4]
Net investment income (loss)	1.10%	0.75%[5]	0.85%[5]	0.85%[5]	0.92%[5]	(0.14)%[5]
Expenses excluding specific expenses listed below	1.61%	1.62%[5]	1.64%[5]	1.72%[5]	1.76%[5]	1.73%[5]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%	0.31%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%	0.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	2.05%	2.30%[5]	2.42%[5]	2.69%[5]	2.36%[5]	2.18%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.26%[5]	2.37%[5]	2.54%[5]	2.29%[5]	2.11%[5]
Portfolio turnover rate	88%	131%	62%	44%	76%	212%

59 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.05%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%
Year Ended October 31, 2013	2.38%
Year Ended October 31, 2012	2.23%

See accompanying Notes to Consolidated Financial Statements.

60 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.47	$27.68	$27.32	$25.05	$23.84	$25.97
Income (loss) from investment operations:
Net investment income[2]	0.22	0.32	0.31	0.34	0.38	0.10
Net realized and unrealized gain (loss)	0.26	(0.29)	0.60	1.93	0.83	(0.09)

Total from investment operations	0.48	0.03	0.91	2.27	1.21	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.24)	(0.55)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(2.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.15)	(0.24)	(0.55)	0.00	0.00	(2.14)
Net asset value, end of period	$27.80	$27.47	$27.68	$27.32	$25.05	$23.84

Total Return, at Net Asset Value[3]	1.76%	0.08%	3.43%	9.06%	5.08%	0.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,669	$398,708	$87,249	$19,378	$11,237	$16,234
Average net assets (in thousands)	$383,436	$278,002	$34,589	$14,096	$12,213	$28,561
Ratios to average net assets:[4]
Net investment income	1.58%	1.16%[5]	1.13%[5]	1.27%[5]	1.52%[5]	0.41%[5]
Expenses excluding specific expenses listed below	1.12%	1.17%[5]	1.10%[5]	1.78%[5]	1.19%[5]	1.15%[5]
Dividends and/or interest expense on securities sold short	0.41%	0.59%	0.60%	0.55%	0.58%	0.31%
Borrowing expenses on securities sold short	0.03%	0.09%	0.18%	0.42%	0.02%	0.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.56%	1.85%[5]	1.88%[5]	2.75%[5]	1.79%[5]	1.60%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.81%[5]	1.83%[5]	2.04%[5]	1.72%[5]	1.53%[5]
Portfolio turnover rate	88%	131%	62%	44%	76%	212%

61 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.56%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%
Year Ended October 31, 2013	1.81%
Year Ended October 31, 2012	1.65%

See accompanying Notes to Consolidated Financial Statements.

62 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary

63 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 13,063 shares with net assets of $38,687,007 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$38,683,839
Net assets	$38,687,007
Net income (loss)	$(173,115)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(374,763)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

64 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

65 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$7,237,145

At period end, it is estimated that the capital loss carryforwards would be $77,202,777, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first

66 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,154,293,548
Federal tax cost of other investments	(326,007,347)

Total federal tax cost	$828,286,201

Gross unrealized appreciation	$185,639,230
Gross unrealized depreciation	(58,171,303)

Net unrealized appreciation	$127,467,927

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

67 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard

68 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

69 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$22,972,486	$—	$65,513	$23,037,999
Consumer Staples	48,111,645	—	—	48,111,645
Energy	67,138,835	80,199	—	67,219,034
Financials	126,112,214	48,272	—	126,160,486
Health Care	116,516,227	10,330,972	90	126,847,289
Industrials	151,621,327	—	—	151,621,327
Information Technology	108,518,184	—	—	108,518,184
Materials	47,187,108	—	—	47,187,108
Telecommunication Services	32,672,328	—	—	32,672,328
Utilities	37,563,660	—	—	37,563,660
Preferred Stocks	—	12,920,340	—	12,920,340
Rights, Warrants and Certificates	—	2,273	—	2,273
Asset-Backed Securities	—	71,483,608	—	71,483,608
Mortgage-Backed Obligations	—	57,334,748	—	57,334,748
Non-Convertible Corporate Bonds and Notes	—	153,516,597	—	153,516,597
Convertible Corporate Bond and Note	—	6,769,425	—	6,769,425
Corporate Loans	—	114,551,410	664,249	115,215,659

70 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Structured Security	$—	$—	$—	$—
Over-the-Counter Option Purchased	—	388,895	—	388,895
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,127,332	—	3,127,332
Short-Term Notes	—	34,619,389	—	34,619,389
Investment Companies	65,239,322	—	—	65,239,322

Total Investments, at Value	823,653,336	465,173,460	729,852	1,289,556,648
Other Financial Instruments:
Swaps, at value	—	1,001,837	—	1,001,837
Centrally cleared swaps, at value	—	2,608,850	—	2,608,850
Futures contracts	388,606	—	—	388,606
Forward currency exchange contracts	—	1,242,922	—	1,242,922

Total Assets	$824,041,942	$470,027,069	$729,852	$1,294,798,863

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(310,093,298)	$(31,553,851)	$—	$(341,647,149)
Swaps, at value	—	(3,025,844)	—	(3,025,844)
Centrally cleared swaps, at value	—	(2,725,497)	—	(2,725,497)
Options written, at value	—	(667)	—	(667)
Futures contracts	(892,265)	—	—	(892,265)
Forward currency exchange contracts	—	(1,725,410)	—	(1,725,410)

Total Liabilities	$(310,985,563)	$(39,031,269)	$—	$(350,016,832)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

71 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

72 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$7,042,844
Sold securities	1,046,930

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$14,986,742
Market Value	$5,106,615
Market Value as % of Net Assets	0.39%

73 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $521,307, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps,

74 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $78,916,832 and $153,926,458, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit

75 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $55,941,796 and $85,330,439 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement

76 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,710,946 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $360,285 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

77 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2016	637,500,000	$792,200
Options written	1,000,000,000	1,040,000
Options exercised	(970,500,000)	(1,138,520)

Options outstanding as of April 30, 2017	667,000,000	$693,680

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the

78 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $153,299,668 and $57,254,819 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$7,920,276 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $15,884,788 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not

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6. Use of Derivatives (Continued)

the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,386,221 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,990,743.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

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6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citibank NA	$499,870	$(499,870)	$–	$–	$–
Deutsche Bank AG	205,037	–	–	–	205,037
Goldman Sachs Bank USA	134,193	(134,193)	–	–	–
Goldman Sachs International	4,129,169	(1,456,261)	(1,990,743)	–	682,165
JPMorgan Chase Bank NA	550,151	(550,151)	–	–	–

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Toronto Dominion Bank	$242,566	$–	$–	$–	$242,566

	$5,760,986	$(2,640,475)	$(1,990,743)	$–	$1,129,768

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(296,473)	$–	$–	$296,473	$–
Barclays Bank plc	(33,630)	–	–	–	(33,630)
BNP Paribas	(150,866)	–	–	–	(150,866)
Citibank NA	(1,296,175)	499,870	–	640,000	(156,305)
Goldman Sachs Bank USA	(159,544)	134,193	–	–	(25,351)
Goldman Sachs International	(1,456,261)	1,456,261	–	–	–
JPMorgan Chase Bank NA	(1,269,393)	550,151	–	719,242	–
Morgan Stanley	(89,579)	–	–	89,579	–

	$(4,751,921)	$2,640,475	$–	$1,745,294	$(366,152)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

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6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts			Swaps, at value	$3,025,844
Equity contracts	Swaps, at value	$1,001,837
Credit contracts	Centrally cleared swaps, at value	2,608,850	Centrally cleared swaps, at value	2,725,497
Interest rate contracts	Variation margin receivable	188,876*	Variation margin payable	280,833*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,242,922	Unrealized depreciation on forward currency exchange contracts	1,725,410
Forward currency exchange contracts			Options written, at value	667
Forward currency exchange contracts	Investments, at value	388,895**
Interest rate contracts Investments, at value		3,127,332**

Total		$8,558,712		$7,758,251

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (includes premiums on options exercised)*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$(1,939,621)	$(1,939,621)
Equity contracts	(1,615,861)	—	—	(4,955,960)	(6,571,821)
Forward currency exchange contracts	1,202,751	—	3,484,346	—	4,687,097
Interest rate contracts	1,788,442	2,595,371	—	(577,528)	3,806,285

Total	$1,375,332	$2,595,371	$3,484,346	$(7,473,109)	$(18,060)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

85 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—
Equity contracts	(1,240,000)	—	—
Forward currency exchange contracts	(719,402)	(45,637)	—
Interest rate contracts	(1,261,030)	—	(1,196,839)

Total	$(3,220,432)	$(45,637)	$(1,196,839)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$1,883,386	$1,883,386
Equity contracts	—	5,204,440	3,964,440
Forward currency exchange contracts	(2,499,452)	—	(3,264,491)
Interest rate contracts	—	109,171	(2,348,698)

Total	$(2,499,452)	$7,196,997	$234,637

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	1,547,345	$41,701,536	6,402,109	$170,647,881
Dividends and/or distributions reinvested	61,362	1,651,498	126,225	3,386,154
Redeemed	(3,297,510)	(88,848,692)	(5,140,436)	(137,150,519)

Net increase (decrease)	(1,688,803)	$(45,495,658)	1,387,898	$36,883,516

Class B
Sold	2,840	$68,033	25,484	$605,272
Dividends and/or distributions reinvested	532	12,416	1,728	41,404
Redeemed	(121,275)	(2,902,805)	(307,360)	(7,325,938)

Net decrease	(117,903)	$(2,822,356)	(280,148)	$(6,679,262)

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7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	278,473	$6,662,286	2,234,739	$53,218,927
Dividends and/or distributions reinvested	10,755	257,477	16,779	402,017
Redeemed	(1,020,597)	(24,418,082)	(1,259,356)	(29,952,495)

Net increase (decrease)	(731,369)	$(17,498,319)	992,162	$23,668,449

Class I
Sold	871,941	$24,121,550	3,768,914	$103,127,543
Dividends and/or distributions reinvested	34,326	943,643	18,652	513,881
Redeemed	(537,911)	(14,887,231)	(1,179,304)	(32,394,209)

Net increase	368,356	$10,177,962	2,608,262	$71,247,215

Class R
Sold	152,749	$3,944,016	308,286	$7,886,480
Dividends and/or distributions reinvested	1,616	41,711	2,175	55,891
Redeemed	(137,713)	(3,548,962)	(172,167)	(4,400,124)

Net increase	16,652	$436,765	138,294	$3,542,247

Class Y
Sold	4,478,204	$123,353,786	16,851,836	$458,803,009
Dividends and/or distributions reinvested	59,982	1,644,210	29,335	805,201
Redeemed	(5,540,116)	(152,467,219)	(5,516,467)	(150,491,770)

Net increase (decrease)	(1,001,930)	$(27,469,223)	11,364,704	$309,116,440

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$867,920,773	$747,351,401

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

87 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.86% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

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9. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	26,298
Accumulated Liability as of April 30, 2017	90,280

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by

89 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2017	$63,773	$1,201	$3,451	$10,699	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $156,667. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,969 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$32,113
Class B	265
Class C	6,309
Class R	1,027
Class Y	18,608

This fee waiver and/or reimbursement may be terminated at any time.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the

90 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

10. Borrowings and Other Financing (Continued)

benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $472,248,037. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

91 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

92 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Fundamental Alternatives Fund	12/28/16	39.4%	0.0%	60.6%

93 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Michelle Borré, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

94 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs DirectSM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

95 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0236.001.0417 June 23, 2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Value Index
6-Month	13.69%	7.15%	12.42%

1-Year	20.06	13.15	17.52

5-Year	12.65	11.32	14.26

10-Year	4.36	3.74	7.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER MID CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 13.69% during the reporting period. On a relative basis, the Fund outperformed the Russell MidCap Value Index (the “Index”), which returned 12.42%. The Fund outperformed the Index in 8 out of 11 sectors, led by real estate, health care and financials. Stock selection benefited in these three sectors. In addition, an underweight position in the real estate sector and an overweight position in the financials sector benefited performance. The Fund underperformed the Index in the consumer staples, materials and energy sectors, due largely to stock selection.

MARKET OVERVIEW

It would be an understatement to refer to 2016 as an eventful year, and the fourth quarter provided an exclamation point. Not only did the Chicago Cubs win their first world series in 108 years, the results of the Presidential election marked a significant change in market sentiment that was widely unexpected. Similar to the surprise Brexit vote in June, expectations of a negative market reaction proved to be overly pessimistic, and the U.S. equity market reacted in a positive manner, with the Index gaining 8% between the election and mid-December, when the Federal Reserve increased the Federal Funds Rate by another quarter percent, only the second such move since the Financial Crisis.

Investors became optimistic that an incoming Trump administration would pursue a pro-growth economic agenda, specifically around corporate tax reform and deregulation. The primary beneficiary of the equity market’s year-end optimism was the financials sector, led by bank stocks. Rising interest rates, coupled with the prospect of lower corporate tax rates and a reduced regulatory burden could all benefit bank profitability, which drove valuation multiples higher for the group. Cyclical sectors such as energy, industrials, and materials also stood out as beneficiaries of potential higher economic growth rates. Historically defensive sectors such as consumer staples, health care, and real estate investment trusts (REITs) underperformed. The only defensive sector to buck the trend was telecommunication services, which stands to benefit from potential tax reform.

The first quarter of 2017 was, for the most part, a mirror image of the fourth quarter of 2016 with regards to sector performance. During this time, the Index was led by those sectors that had underperformed after the election. Information technology, health care, consumer staples, and utilities were notable outperformers. Financials, the standout from the fourth quarter, was relatively flat, and the biggest sector loser was energy.

3        OPPENHEIMER MID CAP VALUE FUND

Uncertainty about the implementation of the Trump pro-growth agenda arose in March, as Congress struggled to pass a bill meant to replace the Affordable Care Act. It became apparent that the likelihood of the more ambitious proposals passing was, at the very least, less likely than previously assumed.

Overall, all 11 sectors in the Index finished with gains for the six-month reporting period, with the strongest performers being information technology, financials, industrials and materials. The weakest performers were energy, consumer staples, telecommunication services and real estate.

FUND REVIEW

Top contributors to performance this reporting period included Lam Research Corp., Western Digital Corp. and Reinsurance Group of America, Inc. Lam Research, which manufactures equipment used for the production of semiconductors, reported impressive revenues and earnings driven by solid demand for its DRAM (dynamic random access memory) products. After many quarters of disappointing results and poor disclosure given numerous moving parts (Chinese investment blocked by U.S. Government, MOFCOM (Ministry of Commerce, People’s Republic of China) synergy delays, Sandisk acquisition overhang, etc.), Western Digital reported positive results, along with more disclosure around future strategies, cost synergy progress and its target-operating model. Reinsurance Group of America is a global life and health reinsurance company.

The life reinsurance business is dominated by 5 major firms, which has led to stable pricing within the industry. The company has a leading market position and presence across global markets such as North America, Latin America, Europe, and Asia. The stock also rallied with the financials sector shortly after the U.S. Presidential election.

Detractors from performance included Rite Aid Corp., Mattel, Inc. and Helmerich & Payne, Inc. Drugstore operator Rite Aid is the target of an acquisition by Walgreen Boots Alliance Inc., and has seen the terms of the deal reduced as revenue and earnings targets have come in below plan. Shares of Mattel fell sharply in April 2017 after the company announced that its losses widened and reported a drop in sales due to higher than expected inventories coming out of the holiday period. Given the disappointing results, investors became concerned that the company may need to reduce its dividend. We exited our position. Shares of land driller Helmerich & Payne detracted from performance as the company reported lower margins than expected, despite seeing strong improvements in overall drilling activity.

STRATEGY & OUTLOOK

The first quarter of 2017 saw modest gains in U.S. equity markets and was also categorized by a resurgence of growth as a style. Despite this turnaround in the first quarter, we remain optimistic for value as a style for a number of reasons.

4        OPPENHEIMER MID CAP VALUE FUND

First, we believe the results of the Presidential election, along with the Federal Reserve’s shift in policy, represent a significant change in the U.S. equity market, which introduces an increasing number of variables that can impact a company’s fundamentals. Global central banks are running out of arrows in their quivers that can be used to support asset markets generally, and investors will need to determine how things like corporate tax reform, regulatory changes, and potential changes to trade agreements might impact individual companies. We have seen evidence of this trend through lower equity correlations. Stocks are no longer trading as a group. Stock-specific fundamental analysis should once again help separate the so-called “wheat” from the “chaff.”

Second, valuations among value stocks as a group remain attractive relative to growth. Notwithstanding value’s outperformance in 2016, the price/book premium attached to growth stocks is once again above normal levels when compared to the past

Laton Spahr, CFA
Portfolio Manager

25 years. This relationship tends to favor value on a going forward basis. Finally, despite strong performance in 2016, value has underperformed growth since the end of 2006. Academic research over time has shown that value tends to win in the long run, and rarely has one style remained in favor for a 10-year period without seeing that trend revert.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements–income statement, balance sheet and statement of cash flows–and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt
Portfolio Manager

5        OPPENHEIMER MID CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Reinsurance Group of America, Inc., Cl. A	2.9%

Synopsys, Inc.	2.1

Validus Holdings Ltd.	2.0

Associated Banc-Corp.	2.0

Lam Research Corp.	1.8

SunTrust Banks, Inc.	1.7

Jazz Pharmaceuticals plc	1.7

Eaton Corp. plc	1.6

Ares Management LP	1.6

Huntington Bancshares, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES
Insurance	8.8%

Commercial Banks	7.3

Real Estate Investment Trusts (REITs)	5.4

Machinery	4.1

Capital Markets	4.0

Semiconductors & Semiconductor Equipment	3.9

Oil, Gas & Consumable Fuels	3.5

Software	3.5

Aerospace & Defense	3.3

Electronic Equipment, Instruments, & Components	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER MID CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	13.69%	20.06%	12.65%	4.36%
Class B (QSCBX)	9/1/93	13.25	19.14	11.76	3.86
Class C (QSCCX)	9/1/93	13.26	19.13	11.79	3.57
Class I (QSCIX)	2/28/12	13.90	20.54	12.90	12.13*
Class R (QSCNX)	3/1/01	13.53	19.73	12.36	4.08
Class Y (QSCYX)	10/24/05	13.80	20.34	12.96	4.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	7.15%	13.15%	11.32%	3.74%
Class B (QSCBX)	9/1/93	8.25	14.14	11.51	3.86
Class C (QSCCX)	9/1/93	12.26	18.13	11.79	3.57
Class I (QSCIX)	2/28/12	13.90	20.54	12.90	12.13*
Class R (QSCNX)	3/1/01	13.53	19.73	12.36	4.08
Class Y (QSCYX)	10/24/05	13.80	20.34	12.96	4.69

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to that of the Russell MidCap Value Index. The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but

7        OPPENHEIMER MID CAP VALUE FUND

does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER MID CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER MID CAP VALUE FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017

Class A	$1,000.00	$1,136.90	$6.22

Class B	1,000.00	1,132.50	10.25

Class C	1,000.00	1,132.60	10.20

Class I	1,000.00	1,139.00	3.93

Class R	1,000.00	1,135.30	7.54

Class Y	1,000.00	1,138.00	4.89

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.99	5.87

Class B	1,000.00	1,015.22	9.69

Class C	1,000.00	1,015.27	9.64

Class I	1,000.00	1,021.12	3.72

Class R	1,000.00	1,017.75	7.13

Class Y	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios

Class A	1.17%

Class B	1.93

Class C	1.92

Class I	0.74

Class R	1.42

Class Y	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value

Common Stocks—99.2%

Consumer Discretionary—9.5%

Auto Components—1.1%
BorgWarner, Inc.	376,800	$15,931,104

Automobiles—1.1%
Thor Industries, Inc.	157,610	15,158,930

Hotels, Restaurants & Leisure—3.2%
Bloomin’ Brands, Inc.	537,860	11,666,183

Norwegian Cruise Line Holdings Ltd.[1]	161,210	8,694,055

Royal Caribbean Cruises Ltd.	115,850	12,349,610

Wyndham Worldwide Corp.	131,880	12,569,483

		45,279,331

Household Durables—1.0%
Lennar Corp., Cl. A	124,130	6,268,565

Whirlpool Corp.	43,600	8,095,648

		14,364,213

Media—1.4%
Cinemark Holdings, Inc.	266,370	11,507,184

Regal Entertainment Group, Cl. A	383,200	8,457,224

		19,964,408

Specialty Retail—0.5%
Chico’s FAS, Inc.	544,290	7,522,088

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	449,850	17,719,592

Consumer Staples—5.2%

Beverages—0.7%
Coca-Cola European Partners plc	263,690	10,183,708

Food & Staples Retailing—0.6%
Rite Aid Corp.[1]	2,283,358	9,133,432

Food Products—1.4%
B&G Foods, Inc.	253,364	10,641,288

Tyson Foods, Inc., Cl. A	155,870	10,016,206

		20,657,494

Household Products—2.5%
Spectrum Brands Holdings, Inc.	144,700	20,797,731

	Shares	Value

Household Products (Continued)

Weatherford International plc[1]	2,496,050	$14,402,209

		35,199,940

Energy—6.3%

Energy Equipment & Services—2.8%
Helmerich & Payne, Inc.	277,566	16,831,602

Patterson-UTI Energy, Inc.	758,300	16,413,404

TechnipFMC plc[1]	200,418	6,038,594

		39,283,600

Oil, Gas & Consumable Fuels—3.5%
Cimarex Energy Co.	156,505	18,261,004

Hess Corp.	225,960	11,033,627

PDC Energy, Inc.[1]	104,780	5,786,999

Tesoro Corp.	71,220	5,676,946

WPX Energy, Inc.[1]	825,280	9,845,590

		50,604,166

Financials—29.0%

Capital Markets—4.0%
Ameriprise Financial, Inc.	72,830	9,311,315

Ares Management LP2	1,147,034	22,539,218

Legg Mason, Inc.	307,870	11,508,181

Nasdaq, Inc.	196,010	13,499,209

		56,857,923

Commercial Banks—7.3%
Associated Banc-Corp.	1,135,480	28,273,452

Glacier Bancorp, Inc.	256,340	8,659,165

Huntington Bancshares, Inc.	1,724,740	22,180,156

KeyCorp	1,156,600	21,096,384

SunTrust Banks, Inc.	437,560	24,857,784

		105,066,941

Consumer Finance—1.2%
Synchrony Financial	629,790	17,508,162

Diversified Financial Services—1.2%
Voya Financial, Inc.	462,930	17,304,323

Insurance—8.8%
Arthur J. Gallagher & Co.	198,680	11,088,331

CNO Financial Group, Inc.	847,690	17,860,828

11        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance (Continued)

Everest Re Group Ltd.	51,810	$13,041,095

Reinsurance Group of America, Inc., Cl. A	333,530	41,704,591

Validus Holdings Ltd.	513,260	28,373,013

XL Group Ltd.	351,040	14,691,024

		126,758,882

Real Estate Investment Trusts (REITs)—5.4%
Alexandria Real
Estate Equities, Inc.	74,690	8,403,372

CubeSmart	280,730	7,113,698

DCT Industrial Trust, Inc.	206,370	10,434,067

DiamondRock Hospitality Co.	735,710	8,100,167

Digital Realty Trust, Inc.	127,260	14,614,538

Equity LifeStyle Properties, Inc.	84,850	6,865,214

HCP, Inc.	268,520	8,418,102

Highwoods Properties, Inc.	144,590	7,356,739

Invitation Homes, Inc.[1]	279,790	6,029,475

		77,335,372

Thrifts & Mortgage Finance—1.1%
Radian Group, Inc.	905,210	15,279,945

Health Care—6.3%

Health Care Equipment & Supplies—2.3%
Boston Scientific Corp.[1]	541,637	14,288,384

Hologic, Inc.[1]	86,210	3,892,381

Zimmer Biomet Holdings, Inc.	128,770	15,407,331

		33,588,096

Life Sciences Tools & Services—0.9%
Quintiles IMS Holdings, Inc.[1]	149,491	12,599,102

Pharmaceuticals—3.1%
Indivior plc, Sponsored ADR	932,564	20,441,803

Jazz Pharmaceuticals plc[1]	150,840	24,025,795

		44,467,598

	Shares	Value

Industrials—16.1%

Aerospace & Defense—3.3%
Esterline Technologies Corp.[1]	169,080	$15,462,366

Huntington Ingalls Industries, Inc.	96,290	19,343,698

Orbital ATK, Inc.	124,850	12,360,150

		47,166,214

Air Freight & Couriers—1.0%
XPO Logistics, Inc.[1]	301,920	14,911,829

Airlines—0.9%
Air Canada[1]	1,372,443	13,051,933

Building Products—0.6%
JELD-WEN Holding, Inc.[1]	234,462	7,744,280

Commercial Services & Supplies—0.7%
Deluxe Corp.	131,860	9,482,052

Electrical Equipment—2.6%
Eaton Corp. plc	307,720	23,275,941

Hubbell, Inc., Cl. B	119,080	13,471,520

		36,747,461

Machinery—4.1%
Astec Industries, Inc.	177,950	11,273,132

PACCAR, Inc.	108,750	7,256,887

Parker-Hannifin Corp.	121,350	19,513,080

Pentair plc	125,860	8,119,229

Xylem, Inc.	254,490	13,083,331

		59,245,659

Marine—0.8%
Kirby Corp.[1]	168,240	11,877,744

Professional Services—0.7%
Nielsen Holdings plc	248,220	10,209,289

Road & Rail—0.6%
Kansas City Southern	94,240	8,488,197

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc.[1]	282,210	11,373,063

Information Technology—12.7%

Electronic Equipment, Instruments, & Components—3.2%
Avnet, Inc.	553,930	21,431,552

Dolby Laboratories, Inc., Cl. A	226,220	11,928,580

12        OPPENHEIMER MID CAP VALUE FUND

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Flex Ltd.[1]	841,550	$13,010,363

		46,370,495

IT Services—0.7%
First Data Corp., Cl. A1	630,910	9,854,814

Semiconductors & Semiconductor Equipment—3.9%
Lam Research Corp.	173,350	25,109,747

Micron Technology, Inc.[1]	475,570	13,159,022

Semtech Corp.[1]	172,040	5,875,166

Skyworks Solutions, Inc.	121,850	12,153,319

		56,297,254

Software—3.5%
Check Point Software Technologies Ltd.[1]	89,380	9,296,414

Synopsys, Inc.[1]	402,120	29,636,244

Verint Systems, Inc.[1]	282,190	11,090,067

		50,022,725

Technology Hardware, Storage & Peripherals—1.4%
Western Digital Corp.	218,950	19,501,877

Materials—7.8%

Chemicals—2.9%
Celanese Corp., Cl. A	93,320	8,122,573

Eastman Chemical Co.	199,710	15,926,872

International Flavors & Fragrances, Inc.	62,340	8,639,701

RPM International, Inc.	183,950	9,668,412

		42,357,558

Construction Materials—0.7%
Eagle Materials, Inc.	103,150	9,899,305

Containers & Packaging—1.4%
Ball Corp.	156,500	12,033,285

WestRock Co.	142,560	7,635,514

		19,668,799

Metals & Mining—1.9%
Goldcorp, Inc.	1,047,260	14,619,749

	Shares	Value

Metals & Mining (Continued)

Steel Dynamics, Inc.	339,940	$12,285,432

		26,905,181

Paper & Forest Products—0.9%
Louisiana-Pacific Corp.[1]	524,470	13,499,858

Utilities—6.3%

Electric Utilities—3.1%
ALLETE, Inc.	120,290	8,409,474

Alliant Energy Corp.	261,890	10,297,515

Avangrid, Inc.	108,690	4,728,015

Emera, Inc.	181,351	6,277,305

Entergy Corp.	97,910	7,466,616

Portland General Electric Co.	151,270	6,858,582

		44,037,507

Independent Power and Renewable Electricity Producers—0.5%
AES Corp.	597,430	6,756,933

Multi-Utilities—1.7%
Ameren Corp.	221,410	12,108,913

Avista Corp.	175,390	7,075,232

MDU Resources Group, Inc.	177,070	4,763,183

		23,947,328

Water Utilities—1.0%
American Water Works Co., Inc.	191,860	15,302,754

Total Common Stocks (Cost $1,114,177,822)		1,422,488,459

Investment Company—0.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[3,4] (Cost $12,870,571)	12,870,571	12,870,571

Total Investments, at Value (Cost $1,127,048,393)	100.1%	1,435,359,030

Net Other Assets (Liabilities)	(0.1)	(754,284)

Net Assets	100.0%	$1,434,604,746

13        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	23,638,621	138,593,089	149,361,139	12,870,571

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$12,870,571	$ 70,074

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,114,177,822)	$1,422,488,459
Affiliated companies (cost $12,870,571)	12,870,571

1,435,359,030

Cash	1,000,028

Receivables and other assets:
Dividends	444,383
Shares of beneficial interest sold	383,405
Other	215,309

Total assets	1,437,402,155

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,137,966
Trustees’ compensation	348,884
Distribution and service plan fees	277,727
Shareholder communications	10,089
Other	22,743

Total liabilities	2,797,409

Net Assets	$1,434,604,746

Composition of Net Assets
Par value of shares of beneficial interest	$265,662

Additional paid-in capital	1,139,124,911

Accumulated net investment loss	(2,533,286)

Accumulated net realized loss on investments and foreign currency transactions	(10,563,167)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	308,310,626

Net Assets	$1,434,604,746

15        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,009,596,920 and 18,062,169 shares of beneficial interest outstanding)	$55.90

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$59.31

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,988,248 and 171,182 shares of beneficial interest outstanding)	$46.67

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $241,539,204 and 5,170,206 shares of beneficial interest outstanding)	$46.72

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,213,291 and 21,352 shares of beneficial interest outstanding)	$56.82

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,178,691 and 1,569,028 shares of beneficial interest outstanding)	$53.65

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $90,088,392 and 1,572,274 shares of beneficial interest outstanding)	$57.30

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $28,075)	$9,059,062
Affiliated companies	70,074

Interest	1,670

Total investment income	9,130,806

Expenses
Management fees	4,971,580

Distribution and service plan fees:
Class A	1,231,552
Class B	50,328
Class C	1,213,047
Class R	212,734

Transfer and shareholder servicing agent fees:
Class A	1,110,882
Class B	11,123
Class C	267,610
Class I	152
Class R	94,126
Class Y	83,501

Shareholder communications:
Class A	16,434
Class B	706
Class C	3,314
Class I	7
Class R	527
Class Y	655

Borrowing fees	12,627

Trustees’ compensation	11,612

Custodian fees and expenses	4,286

Other	78,575

Total expenses	9,375,378
Less waivers and reimbursements of expenses	(86,945)

Net expenses	9,288,433

Net Investment Loss	(157,627)

17        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$55,469,275
Foreign currency transactions	(728)

Net realized gain	55,468,547

Net change in unrealized appreciation/depreciation on:
Investment transactions	121,318,274
Translation of assets and liabilities denominated in foreign currencies	182

Net change in unrealized appreciation/depreciation	121,318,456

Net Increase in Net Assets Resulting from Operations	$176,629,376

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income (loss)	$(157,627)	$4,892,742

Net realized gain	55,468,547	17,048,341

Net change in unrealized appreciation/depreciation	121,318,456	55,709,332

Net increase in net assets resulting from operations	176,629,376	77,650,415

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,308,926)	(4,445,239)
Class B	—	(2,657)
Class C	(53,393)	(92,283)
Class I	(4,093)	(7,219)
Class R	(105,476)	(224,750)
Class Y	(256,641)	(369,015)

	(2,728,529)	(5,141,163)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(34,312,685)	(98,528,211)
Class B	(4,744,230)	(10,024,065)
Class C	(14,626,862)	(39,228,116)
Class I	143,739	112,173
Class R	(9,370,089)	(20,417,502)
Class Y	19,946,882	10,169,570

	(42,963,245)	(157,916,151)

Net Assets
Total increase (decrease)	130,937,602	(85,406,899)

Beginning of period	1,303,667,144	1,389,074,043

End of period (including accumulated net investment income (loss) of $(2,533,286) and $352,870, respectively)	$1,434,604,746	$1,303,667,144

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$49.28	$46.44	$46.72	$42.63	$31.33	$30.05

Income (loss) from investment operations:
Net investment income[2]	0.03	0.24	0.24	0.36	0.24	0.07
Net realized and unrealized gain (loss)	6.71	2.83	(0.29)	4.25	11.09	1.21

Total from investment operations	6.74	3.07	(0.05)	4.61	11.33	1.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.23)	(0.23)	(0.52)	(0.03)	0.00

Net asset value, end of period	$55.90	$49.28	$46.44	$46.72	$42.63	$31.33

Total Return, at Net Asset Value[3]	13.69%	6.62%	(0.13)%	10.91%	36.16%	4.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,009,597	$920,277	$966,842	$1,104,252	$1,162,455	$938,427

Average net assets (in thousands)	$1,018,743	$916,503	$1,085,463	$1,151,106	$1,013,781	$1,099,549

Ratios to average net assets:[4]
Net investment income	0.11%	0.53%	0.49%	0.80%	0.65%	0.24%
Expenses excluding specific expenses listed below	1.18%	1.19%	1.17%	1.18%	1.27%	1.31%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.18%	1.19%	1.17%	1.18%	1.27%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.19%[7]	1.17%[7]	1.18%[7]	1.27%[7]	1.26%

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

20        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.18%
Year Ended October 31, 2016	1.19%
Year Ended October 30, 2015	1.17%
Year Ended October 31, 2014	1.18%
Year Ended October 31, 2013	1.27%
Year Ended October 31, 2012	1.31%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$41.21	$38.94	$39.29	$35.74	$26.48	$25.60

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.07)	(0.10)	0.01	(0.08)	(0.15)
Net realized and unrealized gain (loss)	5.59	2.35	(0.25)	3.57	9.34	1.03

Total from investment operations	5.46	2.28	(0.35)	3.58	9.26	0.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	(0.03)	0.00	0.00

Net asset value, end of period	$46.67	$41.21	$38.94	$39.29	$35.74	$26.48

Total Return, at Net Asset Value[3]	13.25%	5.85%	(0.89)%	10.03%	34.97%	3.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,988	$11,360	$20,774	$37,092	$48,927	$53,204

Average net assets (in thousands)	$10,171	$14,935	$29,531	$43,889	$48,518	$67,022

Ratios to average net assets:[4]
Net investment income (loss)	(0.57)%	(0.18)%	(0.23)%	0.04%	(0.25)%	(0.57)%
Expenses excluding specific expenses listed below	1.94%	1.95%	1.92%	2.01%	2.35%	2.37%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.94%	1.95%	1.92%	2.01%	2.35%	2.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.95%[7]	1.92%[7]	1.96%	2.15%	2.09%

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

22        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.94%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	2.01%
Year Ended October 31, 2013	2.35%
Year Ended October 31, 2012	2.37%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$41.26	$39.00	$39.35	$35.83	$26.52	$25.64

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.14)	(0.09)	(0.11)	0.02	(0.04)	(0.14)
Net realized and unrealized gain (loss)	5.61	2.37	(0.24)	3.59	9.35	1.02

Total from investment operations	5.47	2.28	(0.35)	3.61	9.31	0.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.02)	0.00	(0.09)	0.00	0.00

Net asset value, end of period	$46.72	$41.26	$39.00	$39.35	$35.83	$26.52

Total Return, at Net Asset Value[3]	13.26%	5.84%	(0.87)%	10.05%	35.10%	3.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241,539	$226,455	$253,446	$279,925	$276,676	$234,237

Average net assets (in thousands)	$245,379	$233,067	$278,916	$283,792	$252,028	$258,974

Ratios to average net assets:[4]
Net investment income (loss)	(0.63)%	(0.23)%	(0.26)%	0.05%	(0.13)%	(0.56)%
Expenses excluding specific expenses listed below	1.93%	1.95%	1.92%	1.93%	2.05%	2.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.95%	1.92%	1.93%	2.05%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.95%[7]	1.92%[7]	1.93%[7]	2.05%[7]	2.06%

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

24        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.93%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	1.93%
Year Ended October 31, 2013	2.05%
Year Ended October 31, 2012	2.08%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$50.10	$47.20	$47.49	$43.64	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[3]	0.14	0.44	0.43	0.47	0.49	0.21
Net realized and unrealized gain (loss)	6.82	2.89	(0.27)	4.42	11.27	(1.23)

Total from investment operations	6.96	3.33	0.16	4.89	11.76	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.43)	(0.45)	(1.04)	0.00	0.00

Net asset value, end of period	$56.82	$50.10	$47.20	$47.49	$43.64	$31.88

Total Return, at Net Asset Value[4]	13.90%	7.10%	0.31%	11.36%	36.85%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,213	$950	$788	$427	$95	$10

Average net assets (in thousands)	$1,022	$803	$621	$178	$35	$422

Ratios to average net assets:[5]
Net investment income	0.50%	0.93%	0.88%	1.02%	1.23%	0.99%
Expenses excluding specific expenses listed below	0.74%	0.76%	0.73%	0.76%	0.77%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.74%	0.76%	0.73%	0.76%	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%[8]	0.76%[8]	0.73%[8]	0.76%[8]	0.77%[8]	0.74%[8]

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

26        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.74%
Year Ended October 31, 2016	0.76%
Year Ended October 30, 2015	0.73%
Year Ended October 31, 2014	0.76%
Year Ended October 31, 2013	0.77%
Period Ended October 31, 2012	0.74%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$47.31	$44.59	$44.88	$40.87	$30.09	$28.94

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.13	0.12	0.23	0.14	(0.02)
Net realized and unrealized gain (loss)	6.43	2.71	(0.30)	4.09	10.64	1.17

Total from investment operations	6.40	2.84	(0.18)	4.32	10.78	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.11)	(0.31)	0.00	0.00

Net asset value, end of period	$53.65	$47.31	$44.59	$44.88	$40.87	$30.09

Total Return, at Net Asset Value[3]	13.53%	6.38%	(0.38)%	10.61%	35.79%	3.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,179	$82,661	$97,983	$125,703	$130,267	$132,365

Average net assets (in thousands)	$86,274	$85,721	$114,811	$129,580	$129,674	$154,101

Ratios to average net assets:[4]
Net investment income (loss)	(0.12)%	0.28%	0.25%	0.53%	0.39%	(0.05)%
Expenses excluding specific expenses listed below	1.43%	1.45%	1.42%	1.45%	1.53%	1.59%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.43%	1.45%	1.42%	1.45%	1.53%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.45%[7]	1.42%[7]	1.45%[7]	1.53%[7]	1.55%

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

28        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.43%
Year Ended October 31, 2016	1.45%
Year Ended October 30, 2015	1.42%
Year Ended October 31, 2014	1.45%
Year Ended October 31, 2013	1.53%
Year Ended October 31, 2012	1.59%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$50.52	$47.59	$47.88	$43.81	$32.20	$30.78

Income (loss) from investment operations:
Net investment income[2]	0.09	0.36	0.36	0.52	0.34	0.19
Net realized and unrealized gain (loss)	6.88	2.91	(0.30)	4.37	11.40	1.23

Total from investment operations	6.97	3.27	0.06	4.89	11.74	1.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.34)	(0.35)	(0.82)	(0.13)	0.00

Net asset value, end of period	$57.30	$50.52	$47.59	$47.88	$43.81	$32.20

Total Return, at Net Asset Value[3]	13.80%	6.92%	0.12%	11.30%	36.55%	4.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,089	$61,964	$49,241	$50,323	$49,589	$63,259

Average net assets (in thousands)	$76,712	$49,957	$51,876	$50,290	$50,572	$85,178

Ratios to average net assets:[4]
Net investment income	0.31%	0.74%	0.73%	1.13%	0.91%	0.60%
Expenses excluding specific expenses listed below	0.93%	0.95%	0.92%	0.84%	0.98%	0.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.93%	0.95%	0.92%	0.84%	0.98%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.95%[7]	0.92%[7]	0.83%	0.98%[7]	0.92%[7]

Portfolio turnover rate	22%	34%	47%	51%	128%	54%

30        OPPENHEIMER MID CAP VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.93%
Year Ended October 31, 2016	0.95%
Year Ended October 30, 2015	0.92%
Year Ended October 31, 2014	0.84%
Year Ended October 31, 2013	0.98%
Year Ended October 31, 2012	0.92%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

32        OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in

33        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2016, the Fund utilized $15,695,567 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

34        OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

Expiring
2017	$64,627,129

At period end, it is estimated that the capital loss carryforwards would be $9,158,582 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $55,468,547 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,128,323,291

Gross unrealized appreciation	$331,214,661
Gross unrealized depreciation	(24,178,933)

Net unrealized appreciation	$307,035,728

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently

35        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has

36        OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,939,666	$—	$—	$135,939,666
Consumer Staples	75,174,574	—	—	75,174,574
Energy	89,887,766	—	—	89,887,766
Financials	416,111,548	—	—	416,111,548
Health Care	90,654,796	—	—	90,654,796
Industrials	230,297,721	—	—	230,297,721
Information Technology	182,047,165	—	—	182,047,165
Materials	112,330,701	—	—	112,330,701
Utilities	90,044,522	—	—	90,044,522
Investment Company	12,870,571	—	—	12,870,571

Total Assets	$1,435,359,030	$—	$—	$1,435,359,030

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF

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4. Investments and Risks (Continued)

is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	1,411,738	$76,607,833	1,851,803	$86,644,637
Dividends and/or distributions reinvested	39,935	2,192,009	89,358	4,213,612
Redeemed	(2,062,688)	(113,112,527)	(4,088,581)	(189,386,460)

Net decrease	(611,015)	$(34,312,685)	(2,147,420)	$(98,528,211)

Class B
Sold	14,427	$650,900	10,608	$420,083
Dividends and/or distributions reinvested	—	—	66	2,602
Redeemed	(118,913)	(5,395,130)	(268,433)	(10,446,750)

Net decrease	(104,486)	$(4,744,230)	(257,759)	$(10,024,065)

Class C
Sold	445,048	$20,329,026	474,878	$18,404,532
Dividends and/or distributions reinvested	1,034	47,576	2,043	81,782
Redeemed	(764,250)	(35,003,464)	(1,487,283)	(57,714,430)

Net decrease	(318,168)	$(14,626,862)	(1,010,362)	$(39,228,116)

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6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	8,390	$464,550	4,994	$239,851
Dividends and/or distributions reinvested	72	4,021	148	7,088
Redeemed	(6,081)	(324,832)	(2,869)	(134,766)

Net increase	2,381	$143,739	2,273	$112,173

Class R
Sold	187,755	$9,873,139	291,716	$12,963,141
Dividends and/or distributions reinvested	1,807	95,215	4,454	203,088
Redeemed	(367,695)	(19,338,443)	(746,286)	(33,583,731)

Net decrease	(178,133)	$(9,370,089)	(450,116)	$(20,417,502)

Class Y
Sold	542,811	$31,005,640	549,994	$27,281,166
Dividends and/or distributions reinvested	3,793	213,369	6,580	318,941
Redeemed	(200,928)	(11,272,127)	(364,634)	(17,430,537)

Net increase	345,676	$19,946,882	191,940	$10,169,570

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$300,498,218	$333,588,968

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

41        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	56,098
Accumulated Liability as of April 30, 2017	192,585

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

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8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2017	$134,184	$476	$4,132	$6,571	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $14,959 for IGMMF management fees. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$51,023
Class B	477
Class C	12,228
Class R	4,241
Class Y	4,017

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Mid Cap Value Fund	12/9/16	63.6%	0.0%	36.4%
Oppenheimer Mid Cap Value Fund	3/21/17	0.00%	59.5%	40.5%

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OPPENHEIMER MID CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Laton Spahr, President
Eric Hewitt, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs DirectSM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0251.001.0417 June 23, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017